June 28, 2013, as supplemented May 1, 2014
Prospectus
•	Voya Prime Rate Trust 25,000,000 Common Shares
PPR
This Prospectus sets forth concisely the information about Voya Prime Rate Trust (“Trust”) that a prospective investor ought to know before investing. You should read it carefully before you invest and keep it for future reference. The Trust has filed with the U.S. Securities and Exchange Commission (“SEC”) a Statement of Additional Information (“SAI”) dated June 28, 2013 containing additional information about the Trust. The SAI is incorporated by reference in its entirety into this Prospectus. You may obtain a free copy of the SAI, annual shareholder report, and unaudited semi-annual shareholder report by contacting the Trust at 1-800-336-3436 or by writing to the Trust at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258. The Trust's SAI, annual shareholder report, and unaudited semi-annual shareholder report are also available free of charge on the Trust's website at www.voyainvestments.com. The Prospectus, SAI, and other information about the Trust are also available on the SEC's website (www.sec.gov). The table of contents for the SAI appears in the back of this Prospectus.
Common Shares of the Trust trade on the New York Stock Exchange (“NYSE”) under the symbol PPR.
Market fluctuations and general economic conditions can adversely affect the Trust. There is no guarantee that the Trust will achieve its investment objective. Investment in the Trust involves certain risks and special considerations, including risks associated with the Trust's use of leverage. See “Risk Factors and Special Considerations” later in this Prospectus for a discussion of any factors that make an investment in the Trust speculative or high risk.
Neither the SEC nor any state securities commission has approved or disapproved these securities, or determined that this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Voya Prime Rate Trust  (formerly, ING Prime Rate Trust)
The following synopsis is qualified in its entirety by reference to the more detailed information appearing elsewhere in this Prospectus.
DESCRIPTION OF THE TRUST
The Trust
The Trust is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”). It was organized as a Massachusetts business trust on December 2, 1987. As of June 14, 2013, the Trust's net asset value (“NAV”) per Common Share was $6.04.
NYSE Listed
As of June 14, 2013, the Trust had 147,584,779.295 Common Shares outstanding, which are traded on the NYSE under the symbol PPR. At that date, the last reported sales price of a Common Share of the Trust was $6.39.
Investment Objective
To provide investors with as high a level of current income as is consistent with the preservation of capital. There is no assurance that the Trust will achieve its investment objective.
Adviser/Sub-Adviser
Voya Investments, LLC (formerly, ING Investments, LLC) (“Voya Investments” or “Adviser”), an Arizona limited liability company, serves as the investment adviser to the Trust. Voya Investments has overall responsibility for the management of the Trust. Voya Investments oversees all investment advisory and portfolio management services for the Trust. Voya Investments is registered with the SEC as an investment adviser.
The Adviser is an indirect, wholly-owned subsidiary of Voya Financial, Inc. (formerly, ING U.S., Inc.) Voya Financial, Inc. is a U.S.-based financial institution whose subsidiaries operate in the retirement, investment, and insurance industries. As of the date of this Prospectus, Voya Financial, Inc. is a subsidiary of ING Groep N.V. (“ING Groep”). ING Groep is a global financial institution of Dutch origin, with operations in more than 40 countries.
In October 2009, ING Groep submitted a restructuring plan (the “Restructuring Plan”) to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including Voya Financial, Inc., before the end of 2013. In November 2012, the Restructuring Plan was amended to permit ING Groep additional time to complete the divestment. Pursuant to the amended Restructuring Plan, ING Groep must divest at least 25% of Voya Financial, Inc. by the end of 2013, more than 50% by the end of 2014, and the remaining interest by the end of 2016 (such divestment, the “Separation Plan”).
In May 2013, Voya Financial, Inc. conducted an initial public offering of Voya Financial, Inc. common stock (the “IPO”). In October 2013, ING Groep divested additional shares in a secondary offering of common stock of Voya Financial, Inc. In March, 2014, ING Groep divested additional shares, reducing its ownership interest in Voya Financial, Inc. below 50%. Voya Financial, Inc. did not receive any proceeds from these offerings.
ING Groep has stated that it intends to sell its remaining interest in Voya Financial, Inc. over time. While the base case for the remainder of the Separation Plan is the divestment of ING Groep’s remaining interest in one or more broadly distributed offerings, all options remain open and it is possible that ING Groep’s divestment of its remaining interest in Voya Financial, Inc. may take place by means of a sale to a single buyer or group of buyers.
It is anticipated that one or more of the transactions contemplated by the Separation Plan would result in the automatic termination of the existing investment advisory and sub-advisory agreements under which the Adviser and sub-adviser provide services to the Trust. In order to ensure that the existing investment advisory and sub-advisory services can continue uninterrupted, the Board approved new advisory and sub-advisory agreements for the Trust, in connection with the IPO. Shareholders of the Trust approved the new investment advisory and sub-advisory agreements prompted by the IPO, as well as any future advisory and sub-advisory agreements prompted by the Separation Plan that are approved by the Board and whose terms are not materially different from the current agreements. This means that shareholders may not have another opportunity to vote on a new agreement with the Adviser or an affiliated sub-adviser even if they undergo a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of Voya Financial, Inc.
The Separation Plan, whether implemented through public offerings or other means, may be disruptive to the businesses of Voya Financial, Inc. and its subsidiaries, including the Adviser and affiliated entities that provide services to the Trust, and may cause, among other things, interruption of business operations or services, diversion of management’s attention from day-to-day operations, reduced access to capital, and loss of key employees or customers. The completion of the Separation Plan is expected to result in the Adviser’s loss of access to the resources of ING Groep, which could adversely affect its business. Since a portion of the shares of Voya Financial, Inc., as a standalone entity, are publicly held, it is subject to the reporting requirements of the Securities Exchange Act of 1934 as well as other U.S. government and state regulations, and subject to the risk of changing regulation.
The Separation Plan may be implemented in phases. During the time that ING Groep retains a significant interest in Voya Financial, Inc., circumstances affecting ING Groep, including
Voya Prime Rate Trust

restrictions or requirements imposed on ING Groep by European and other authorities, may also affect Voya Financial, Inc. A failure to complete the Separation Plan could create uncertainty about the nature of the relationship between Voya Financial, Inc. and ING Groep, and could adversely affect Voya Financial, Inc. and the Adviser and its affiliates. Currently, the Adviser and its affiliates do not anticipate that the Separation Plan will have a material adverse impact on their operations or the Trust and its operations.
The Adviser receives an annual fee, payable monthly, in an amount equal to 0.80% of the Trust's average daily gross asset value, minus the sum of the Trust's accrued and unpaid dividends on any outstanding preferred shares and accrued liabilities (other than liabilities for the principal amount of any borrowings incurred, commercial paper, or notes issued by the Trust and the liquidation preference of any outstanding preferred shares) (“Managed Assets”). This definition includes the assets acquired through the Trust's use of leverage.
Voya Investment Management Co. LLC (formerly, ING Investment Management Co. LLC) (“Voya IM” or “Sub-Adviser”) serves as sub-adviser to the Trust. Voya IM is an affiliate of the Adviser.
See “Investment Management and Other Service Providers - Sub-Adviser” later in this Prospectus.
Voya Investments' principal office is located at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258. As of September 30, 2013, Voya Investments managed approximately $50.2 billion in assets.
Distributions
Income dividends on Common Shares accrue, are declared, and are paid monthly. Income dividends may be distributed in cash or reinvested in additional full and fractional shares of the Trust through the Trust's Shareholder Reinvestment Program.
Principal Investment Strategies
The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets (plus borrowings for investment purposes) in U.S. dollar-denominated floating rate secured senior loans (“Senior Loans”). The Trust will provide shareholders with at least 60 days' prior notice of any change in this investment policy. Under normal market conditions, the Trust invests at least 80% of its assets in Senior Loans made to corporations or other business entities organized under U.S. or Canadian law and that are domiciled in the United States and in U.S. territories and possessions or Canada.
The Senior Loans in which the Trust invests either hold the most senior position in the capital structure of the borrower, hold an equal ranking with other senior debt, or have characteristics that the Adviser or Sub-Adviser believes justify treatment as senior debt. These Senior Loans are typically below investment-grade quality. Investments rated below investment-grade (or of similar quality if unrated) are commonly known as high-yielding, high risk investments or as “junk” investments.
The Trust typically makes its investments in Senior Loans by purchasing a portion of the overall loan, i.e., the Trust becomes one of a number of lenders investing in the loan. The Trust may also make its investments in Senior Loans through the use of derivative instruments such as participations, credit-linked notes, credit default swaps, and total return swaps as long as the reference obligation for any such instrument is a Senior Loan. Investments through the use of such derivative instruments involve counterparty risk, i.e., the risk that the party from which such instrument is purchased will not perform as agreed. The Trust seeks to minimize such counterparty risk by purchasing such investments from large, well established and highly rated counterparties.
Other Investment Strategies and Policies
Loans in which the Trust invests typically have multiple reset periods at the same time, with each reset period applicable to a designated portfolio of the loan. The maximum term of an interest rate reset on any loan in which the Trust may invest is one year. In order to achieve overall reset balance, the Trust will ordinarily maintain a dollar-weighted average time until the next interest rate adjustment on its loans of 90 days or less.
Normally at least 80% of the Trust's portfolio will be invested in Senior Loans with maturities of one to ten years. The maximum maturity on any loan in which the Trust may invest is ten years.
To seek to increase the yield on the Common Shares, the Trust may engage in lending its portfolio securities. Such lending will be fully secured by investment-grade collateral held by an independent agent.
The Trust may engage in executing repurchase and reverse repurchase agreements.
The Trust may invest up to 20% of its total assets, measured at the time of investment, in a combination of one or more of the following types of investments: loans to borrowers organized or located in countries outside the United States and outside U.S. territories and possessions or Canada; unsecured floating rate loans, notes, and other debt instruments; floating rate subordinated loans; tranches of floating rate asset-backed securities, including structured notes; short-term debt securities; and equity securities incidental to investment in loans. See “Investment Objective and Policies” later in this Prospectus.
Leverage
To seek to increase the yield on the Common Shares, the Trust employs financial leverage by borrowing money and may also issue preferred shares. The timing and terms of leverage will be determined by the Trust's Board of Trustees (“Board”) in consultation with the Adviser or Sub-Adviser. See “Risk Factors and Special Considerations - Leverage” later in this Prospectus.
Borrowings
The Trust may borrow money in an amount permitted under the 1940 Act, including the rules, regulations, interpretations thereunder and any exemptive or other relief provided by the SEC. The Trust's obligations to holders of its debt are senior

Voya Prime Rate Trust

to its ability to pay dividends on, or repurchase, Common Shares and preferred shares, or to pay holders of Common Shares and preferred shares in the event of liquidation.
Preferred Shares
The Trust is authorized to issue an unlimited number of shares of a class of preferred stock in one or more series (“Preferred Shares”). The Trust's obligations to holders of any outstanding Preferred Shares will be senior to its ability to pay dividends on, or repurchase, Common Shares, or to pay holders of Common Shares in the event of liquidation. Under the 1940 Act, the Trust may issue Preferred Shares so long as immediately after any issuance of Preferred Shares the value of the Trust's total assets (less all Trust liabilities and indebtedness that is not senior indebtedness) is at least twice the amount of the Trust's senior indebtedness plus the involuntary liquidation preference of all outstanding Preferred Shares.
The 1940 Act also requires that the holders of any Preferred Shares of the Trust, voting as a separate class, have the right to:
•	elect at least two trustees at all times; and
•	elect a majority of the trustees at any time when dividends on any series of Preferred Shares are unpaid for two full years.
As of June 14, 2013 the Trust had no Preferred Shares outstanding. The Trust may consider issuing Preferred Shares during the current fiscal year or in the future.
Diversification
The Trust maintains a diversified investment portfolio through an investment strategy which seeks to limit exposure to any one issuer or industry.
The Trust is diversified, as such term is defined in the 1940 Act. A diversified fund may not, as to 75% of its total assets, invest more than 5% of its total assets in any one issuer and may not purchase more than 10% of the outstanding voting securities of any one issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or other investment companies). The Trust will consider a borrower on a loan, including a loan participation, to be the issuer of that loan. In addition, with respect to a loan under which the Trust does not have privity with the borrower or would not have a direct cause of action against the borrower in the event of the failure of the borrower to make payment of scheduled principal or interest, the Trust will separately meet the foregoing requirements and consider each interpositioned bank (a lender from which the Trust acquires a loan) to be an issuer of the loan. This investment strategy is a fundamental policy that may not be changed without shareholder approval. With respect to no more than 25% of its total assets, the Trust may make investments that are not subject to the foregoing restrictions.
Concentration
In addition, a maximum of 25% of the Trust's total assets, measured at the time of investment, may be invested in any one industry. This investment strategy is also a fundamental policy that may not be changed without shareholder approval.
Plan of Distribution
The Common Shares are offered by the Trust through the Trust's Shareholder Reinvestment Program. The Shareholder Reinvestment Program allows participating shareholders to reinvest all dividends in additional shares of the Trust, and also allows participants to purchase additional Common Shares through optional cash investments in amounts ranging from a minimum of $100 to a maximum of $100,000 per month. The Trust and Voya Investments Distributor, LLC (formerly, ING Investments Distributor, LLC) (“Distributor”) reserve the right to reject any purchase order. Please note that cash, traveler's checks, third-party checks, money orders, and checks drawn on non-U.S. banks (even if payment may be effected through a U.S. bank) generally will not be accepted. Common Shares may be issued by the Trust under the Shareholder Reinvestment Program only if the Trust's Common Shares are trading at a premium to NAV. If the Trust's Common Shares are trading at a discount to NAV, Common Shares purchased under the Shareholder Reinvestment Program will be purchased on the open market. See “Plan of Distribution” later in this Prospectus.
Shareholders may elect to participate in the Shareholder Reinvestment Program by telephoning the Trust or submitting a completed Participation Form to BNY Mellon Investment Servicing (U.S.) Inc.
Common Shares also may be offered pursuant to privately negotiated transactions between the Trust or the Distributor and individual investors. Common Shares of the Trust issued in connection with privately negotiated transactions will be issued at the greater of: (i) NAV per Common Share of the Trust's Common Shares; or (ii) at a discount ranging from 0% to 5% of the average daily market price of the Trust's Common Shares at the close of business on the two business days preceding the date upon which Common Shares are sold pursuant to the privately negotiated transaction. See “Plan of Distribution” later in this Prospectus.
Administrator
The Trust's administrator is Voya Funds Services, LLC (formerly, ING Funds Services, LLC) (“Administrator”). The Administrator is an affiliate of the Adviser. The Administrator receives an annual fee, payable monthly, in a maximum amount equal to 0.25% of the Trust's Managed Assets.
RISK FACTORS AND SPECIAL CONSIDERATIONS
Credit Risk on Senior Loans    The Trust invests a substantial portion of its assets in below investment-grade Senior Loans and other below investment-grade assets. Below investment-grade loans commonly known as high-yielding, high risk investments or as “junk” investments involve a greater risk that borrowers may not make timely payment of the interest and principal due on their loans. They also involve a greater risk that the value of such loans could decline significantly. If borrowers
Voya Prime Rate Trust

do not make timely payments of the interest due on their loans, the yield on the Trust's Common Shares will decrease. If borrowers do not make timely payment of the principal due on their loans, or if the value of such loans decreases, the Trust's NAV will decrease.
Demand For Loans    An increase in demand for loans may adversely affect the rate of interest payable on new loans acquired by the Trust and it may also increase the price of loans in the secondary market. A decrease in the demand for loans may adversely affect the price of loans in the Trust's portfolio, which could cause the Trust's NAV to decline.
Impact of Shareholder Reinvestment Program and Privately Negotiated Transactions    The issuance of Common Shares through the Shareholder Reinvestment Program and/or through privately negotiated transactions may have an adverse effect on prices in the secondary market for the Trust's Common Shares by increasing the number of Common Shares available for sale. In addition, the Common Shares may be issued at a discount to the market price for such Common Shares, which may put downward pressure on the market price for Common Shares of the Trust.
Interest Rate    Changes in short-term market interest rates will directly affect the yield on the Trust's Common Shares. If short-term market interest rates fall, the yield on the Trust's Common Shares will also fall. To the extent that the interest rate spreads on loans in the Trust's portfolio experience a general decline, the yield on the Trust’s Common Shares will fall and the value of the Trust's assets may decrease, which will cause the Trust's NAV to decrease. Conversely, when short-term market interest rates rise, because of the lag between changes in such short-term rates and the resetting of the floating rates on assets in the Trust's portfolio, the impact of rising rates will be delayed to the extent of such lag. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed increases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase the Trust's exposure to risks associated with rising interest rates.
Leverage    The Trust’s use of leverage through borrowings or the issuance of Preferred Shares can adversely affect the yield on the Trust's Common Shares. To the extent that the Trust is unable to invest the proceeds from the use of leverage in assets which pay interest at a rate which exceeds the rate paid on the leverage, the yield on the Trust's Common Shares will decrease. In addition, in the event of a general market decline in the value of assets such as those in which the Trust invests, the effect of that decline will be magnified in the Trust because of the additional assets purchased with the proceeds of the leverage. As of June 14, 2013 the Trust had $391.5 million in outstanding borrowings under one credit facility and did not have any Preferred Shares outstanding.
Limited Secondary Market for Loans    Because of the limited secondary market for loans, the Trust may be limited in its ability to sell loans in its portfolio in a timely fashion and/or at a favorable price.
Market Discount    Shares of closed-end investment companies frequently trade at a discount from their NAV. The possibility that Common Shares of the Trust will trade at a discount from their NAV is a risk separate and distinct from the risk that the Trust's NAV may decrease.
Non-U.S. and Non-Canadian Issuers    The Trust may invest up to 20% of its total assets, measured at the time of investment, in loans, secured or unsecured, to borrowers that are organized or located in countries outside the United States and outside U.S. territories and possessions or Canada.
The Trust may invest up to 15% of its total assets, measured at the time of investment, in investments denominated in the Organization for Economic Co-operation and Development (“OECD”) currencies (including the euro), other than the U.S. dollar. The Trust will engage in currency exchange transactions to seek to hedge, as closely as practicable, 100% of the economic impact to the Trust arising from foreign currency fluctuations. The Trust may not be entirely successful in implementing this hedging strategy, resulting in the Trust being adversely affected by foreign currency fluctuations. Investment in foreign borrowers involves special risks, including that foreign borrowers may be subject to:
•	less rigorous regulatory, accounting, and reporting requirements than U.S. borrowers;
•	differing legal systems and laws relating to creditors' rights;
•	the potential inability to enforce legal judgments;
•	economic adversity that would result if the value of the borrower's non-U.S. dollar denominated revenues and assets were to fall because of fluctuations in currency values; and
•	the potential for political, social, and economic adversity in the foreign borrower's country.
Temporary Defensive Positions     When market conditions make it advisable, the Trust may hold a portion of its assets in cash and short-term interest bearing instruments. Moreover, in periods when, in the opinion of the Adviser or Sub-Adviser, a temporary defensive position is appropriate, up to 100% of the Trust's assets may be held in cash and/or short-term interest bearing instruments. The Trust may not achieve its investment objective when pursuing a temporary defensive position.

Voya Prime Rate Trust

WHAT YOU PAY TO INVEST - TRUST EXPENSES

The cost you pay to invest in the Trust includes the expenses incurred by the Trust. In accordance with SEC requirements, the table below shows the expenses of the Trust, including interest expense on borrowings, as a percentage of the average net assets of the Trust and not as a percentage of gross assets or Managed Assets. By showing expenses as a percentage of the average net assets, expenses are not expressed as a percentage of all of the assets that are invested for the Trust. The table below assumes that the Trust has borrowed an aggregate amount equal to 30% of its Managed Assets. For information about the Trust’s expense ratios if the Trust had not borrowed, see “Risk Factors and Special Considerations - Annual Expenses Without Borrowings.”
FEES AND EXPENSES OF THE TRUST

Shareholder Transaction Expenses:
Shareholder Reinvestment Program Fees	None
Privately Negotiated Transactions:
Sales Load (as a percentage of offering price)	3.00%
Annual Expenses (as a percentage of average net assets attributable to Common Shares):
Management and Administrative Fees[1]	1.50%
Interest Expense on Borrowed Funds	0.55%
Other Operating Expenses[2]	0.15%
Total Annual Expenses	2.20%
Fee Waivers/Reimbursements/Recoupment[3]	None
Net Annual Expenses[4]	2.20%
1	Pursuant to the investment advisory agreement with the Trust, the Adviser is paid a fee of 0.80% of the Trust's Managed Assets. Pursuant to its Administration Agreement with the Trust, the Administrator is paid a fee of 0.25% of the Trust's Managed Assets. See “Investment Management and Other Service Providers - The Administrator.”
2	Other Operating Expenses are estimated amounts for the current fiscal year and do not include the expenses of borrowing.
3	The Adviser is contractually obligated to limit expenses of the Trust, through July 1, 2014; the obligation does not extend to interest, taxes, brokerage commission, Acquired Fund Fees and Expenses, leverage expenses, other investment-related costs, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Trust or the Adviser upon written notice within 90 days of the end of the current term or upon termination of the management agreement and is subject to possible recoupment by the Adviser within three years. For more information regarding the Trust's expense limitation agreement, please see the SAI.
4	If the expenses of the Trust are calculated on the Managed Assets of the Trust (assuming that the Trust has used leverage by borrowing an amount equal to 30% of the Trust's Managed Assets), the Net Annual Expenses for the Trust would be lower than the expenses shown in the table. Such lower Net Annual Expense ratio would be 1.55%.

WHAT YOU PAY TO INVEST - TRUST EXPENSES (continued)

Example
The following Example shows the amount of the expenses that an investor in the Trust would bear on a $1,000 investment that is held for the different time periods in the table. The Example assumes that all dividends and other distributions are reinvested at NAV and that the percentage amounts listed under Total Annual Expenses in the table above remain the same in the years shown. The table and the assumption in the Example of a 5% annual return are required by regulations of the SEC applicable to all investment companies. The assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Trust's Common Shares. For more complete descriptions of certain of the Trust's costs and expenses, see “Investment Management and Other Service Providers.”
The following Example applies to shares issued in connection with privately negotiated transactions, which have the maximum front-end sales load of 3%.
	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return and borrowings by the Trust in an aggregate amount equal to 30% of its Managed Assets.	$52	99	150	301
The purpose of the table is to assist you in understanding the various costs and expenses that an investor in the Trust will bear directly or indirectly.
The foregoing Example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

FINANCIAL HIGHLIGHTS

The financial highlights on the following pages are intended to help you understand the Trust's shares' financial performance for the past ten fiscal years. The financial information has been derived from the Trust's financial statements that were audited by KPMG LLP, an independent registered public accounting firm. The report of KPMG LLP, along with the financial statements included in the annual shareholder report dated February 28, 2013, which includes the financial highlights for the most recent ten fiscal years are incorporated herein by reference. A free copy of the annual or semi-annual shareholder report may be obtained by calling 1-800-336-3436.

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.
			Per Share Operating Performance									Total Investment Return(1)		Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Distribution to Preferred Shareholders	Change in net asset value from Share offerings	Total from investment operations	Distributions to Common Shareholders from net investment income	Distributions from return of capital	Total distributions	Net asset value, end of year or period	Closing market price, end of year or period	Total Investment Return at net asset value(2)	Total Investment Return at closing market price(3)	Expenses, net of fee waivers and/or recoupments, if any(4)	Expenses (before interest and other fees related to revolving credit facility)(4)	Expenses, prior to fee waivers and/or recoupments, if any(4)	Net investment income (loss)(4)	Net assets, end of year or period	Portfolio Turnover
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	(%)	($000's)%
02-28-13	5.79	0.46	0.19	—	—	0.65	(0.42)	—	(0.42)	6.02	6.55	11.72	27.73	2.14	1.63	2.14	7.76	887,047	93
02-29-12	6.08	0.35	(0.32)	(0.00)*	—	0.03	(0.32)	—	(0.32)	5.79	5.51	0.81	(3.11)	2.20	1.67	2.20	6.07	851,278	81
02-28-11	5.72	0.30	0.38	(0.00)*	—	0.68	(0.30)	(0.02)	(0.32)	6.08	6.02	12.32	7.09	1.93	1.59	1.93	4.87	893,661	60
02-28-10	3.81	0.28	1.95	(0.00)*	—	2.23	(0.32)	—	(0.32)	5.72	5.94	60.70	81.66	1.93	1.77(6)	1.99(6)	5.56	830,785	38
02-28-09	6.11	0.46	(2.29)	(0.06)	—	(1.89)	(0.41)	—	(0.47)	3.81	3.50	(31.93)(5)	(32.03)(5)	3.01	1.95	3.01	7.86	552,840	10
02-29-08	7.65	0.75	(1.57)	(0.16)	—	(0.98)	(0.56)	—	(0.72)	6.11	5.64	(13.28)	(17.25)	4.36	2.20	4.36	10.35	886,976	60
02-28-07	7.59	0.71	0.06	(0.16)	—	0.61	(0.55)	—	(0.71)	7.65	7.40	8.85	13.84	4.62	2.21	4.62	9.42	1,109,539	60
02-28-06	7.47	0.57	0.12	(0.11)	—	0.58	(0.46)	—	(0.57)	7.59	7.02	8.53	(0.82)	4.27	2.33	4.27	7.71	1,100,671	81
02-28-05	7.34	0.45	0.16	(0.05)	—	0.56	(0.43)	—	(0.48)	7.47	7.56	7.70	2.04	3.17	2.29	3.18	6.04	1,082,748	93
02-29-04	6.73	0.46	0.61	(0.04)	—	1.03	(0.42)	—	(0.46)	7.34	7.84	15.72	28.77	2.40	2.11	2.40	6.68	1,010,325	87

(1)	Total investment return calculations are attributable to common shares.
(2)	Total investment return at net asset value has been calculated assuming a purchase at net asset value at the beginning of each period and a sale at net asset value at the end of each period and assumes reinvestment of dividends, capital gain distributions and return of capital distributions/allocations, if any, in accordance with the provisions of the dividend reinvestment plan.
(3)	Total investment return at market value has been calculated assuming a purchase at market value at the beginning of each period and a sale at market value at the end of each period and assumes reinvestment of dividends, capital gain distributions, and return of capital/allocations, if any, in accordance with the provisions of the dividend reinvestment plan.
(4)	The Adviser has agreed to limit expenses excluding interest, taxes, brokerage commission, leverage expenses, other investment related costs and extraordinary expenses, subject to possible recoupment by the Adviser within three years to 1.05% of Managed Assets plus 0.15% of average daily net assets.
(5)	There was no impact on total return due to payments by affiliates.
(6)	Includes excise tax fully reimbursed by the Investment Adviser.
*	Amount is more than $(0.005).

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.
	Ratios to average to average net assets plus borrowings				Supplemental data
	Expenses (before interest and other fees related to revolving credit facility)	Expenses, prior to fee waivers and/or recoupments, if any	Expenses, net of fee waivers and/or recoupments, if any	Net investment income (loss)	Preferred Shares - Aggregate amount outstanding	Liquidation and market value per share of Preferred Shares	Asset coverage inclusive of Preferred Shares and debt per share(a)	Borrowings at end of period	Asset coverage per $1,000 of debt(a)	Average borrowings	Common shares outstanding at end of year or period
Year or period ended	(%)	(%)	(%)	(%)	($000's)	($)	($)	($000's)	($)	($000's)	($000's)
02-28-13	1.17	1.53	1.53	5.55	—	—	3	370,600	3,394	345,145	147,427
02-29-12	1.24	1.64	1.64	4.51	—	—	3	364,000	3,339	293,444	147,116
02-28-11	1.39	1.68	1.68	4.26	100,000	25,000	102,850	187,000	6,314	122,641	146,954
02-28-10	1.67(1)	1.87(1)	1.81	5.23	200,000	25,000	98,400	83,000	13,419	46,416	145,210
02-28-09	1.54	2.37	2.37	6.21	225,000	25,000	70,175	81,000	10,603	227,891	145,178
02-29-08	1.60	3.17	3.17	7.53	450,000	25,000	53,125	338,000	4,956	391,475	145,094
02-28-07	1.56	3.25	3.25	6.63	450,000	25,000	62,925	281,000	6,550	459,982	145,033
02-28-06	1.58	2.90	2.90	5.24	450,000	25,000	55,050	465,000	4,335	509,178	145,033
02-28-05	1.63	2.27	2.26	4.32	450,000	25,000	53,600	496,000	4,090	414,889	145,033
02-29-04	1.84	2.09	2.09	5.82	450,000	25,000	62,425	225,000	7,490	143,194	137,638

(a)	Asset coverage ratios, for fiscal year periods beginning after 2011, is presented to represent the coverage availability to each $1,000 of borrowings. Asset coverage ratios, for periods prior to fiscal 2009, represented the coverage available for both the borrowings and Preferred Shares expressed in relation to each $1,000 of borrowings and Preferred Shares liquidation value outstanding. The Asset coverage ratio per $1,000 of debt for periods subsequent to fiscal 2008, is presented to represent the coverage available to each $1,000 of borrowings before consideration of any Preferred Shares liquidation price, while the Asset coverage inclusive of Preferred Shares, presents the coverage available to both borrowings and Preferred Shares, expressed in relation to the per share liquidation price of the Preferred Shares.
(1)	Includes excise tax fully reimbursed by the Investment Adviser.

TRADING AND NAV INFORMATION

The following table shows for the Trust's Common Shares for the periods indicated: (1) the high and low closing prices as shown on the NYSE Composite Transaction Tape; (2) the NAV per Common Share represented by each of the high and low closing prices as shown on the NYSE Composite Transaction Tape; and (3) the discount from or premium to NAV per Share (expressed as a percentage) represented by these closing prices. The table also sets forth the aggregate number of shares traded as shown on the NYSE Composite Transaction Tape during the respective quarter.
	Price($)		NAV($)		Premium/(Discount) To NAV(%)		Reported NYSE Volume
Calendar Quarter Ended	High	Low	High	Low	High	Low
March 31, 2010	6.28	5.27	5.84	5.60	7.53	(6.39)	50,473,000
June 30, 2010	6.34	5.24	5.92	5.62	8.19	(7.91)	33,575,600
September 30, 2010	5.74	5.39	5.77	5.59	0.00	(4.74)	23,315,100
December 31, 2010	6.05	5.50	5.92	5.78	2.54	(6.62)	26,994,200
March 31, 2011	6.16	5.77	6.08	5.90	1.99	(3.02)	32,819,000
June 30, 2011	6.27	6.03	6.07	5.94	4.04	(0.50)	25,844,000
September 30, 2011	6.22	5.00	5.96	5.43	4.54	(9.65)	32,516,300
December 30, 2011	5.38	4.86	5.68	5.40	(4.95)	(10.38)	34,066,600
March 30, 2012	5.79	5.14	5.83	5.59	(0.52)	(8.21)	31,419,500
June 30, 2012	5.83	5.43	5.88	5.71	(0.17)	(5.40)	33,720,800
September 30, 2012	6.20	5.68	5.95	5.77	4.20	(2.22)	35,701,000
December 31, 2012	6.34	5.84	5.96	5.90	6.55	(1.18)	29,910,900
March 31, 2013	6.79	6.27	6.06	5.93	12.83	4.49	35,043,000
On June 14, 2013, the last reported sale price of a Common Share of the Trust's Common Shares on the NYSE was $6.39. The Trust's NAV on June 14, 2013 was $6.04. See “How Shares Are Priced - Net Asset Value.” This represented a 5.79% premium above the NAV ($6.04) as of that date.
The Trust's Common Shares have traded in the market above, at, and below NAV since March 9, 1992, when the Trust's Common Shares were listed on the NYSE. The Trust cannot predict whether its Common Shares will trade in the future at a premium or discount to NAV, and if so, the level of such premium or discount. Shares of closed-end investment companies frequently trade at a discount from NAV.

INVESTMENT OBJECTIVE AND POLICIES

Investment Objective
The Trust's investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital. The Trust seeks to achieve this investment objective by investing in the types of assets described below:
1.	Senior Loans. Under normal market conditions, at least 80% of the Trust's net assets (plus borrowings for investment purposes) will be invested in Senior Loans. This investment policy may be changed without shareholder approval so long as the Trust provides its shareholders with at least 60 days' prior notice of any changes in this investment policy. Under normal market conditions, the Trust invests at least 80% of its assets in Senior Loans made to corporations or other business entities organized under U.S. or Canadian law and that are domiciled in the United States and in U.S. territories and possessions or Canada.
The Senior Loans in which the Trust invests either hold the most senior position in the capital structure of the borrower, hold an equal ranking with other senior debt, or have characteristics (such as a senior position secured by liens on a borrower's assets) that the Adviser or Sub-Adviser believes justify treatment as senior debt. These Senior Loans are typically below investment-grade credit quality. Investments rated below investment-grade (or of similar quality if unrated) are commonly known as high-yielding, high risk investments or as “junk” investments.
The Trust typically makes its investments in Senior Loans by purchasing a portion of the overall loan, i.e., the Trust becomes one of a number of lenders investing in the loan. The Trust may also make its investments in Senior Loans through the use of derivative instruments such as participations, credit-linked notes, credit default swaps, and total return swaps as long as the reference obligation for any such instrument is a Senior Loan. Investments through the use of such derivative instruments involve counterparty risk, i.e., the risk that the party from which such instrument is purchased will not perform as agreed. The Trust seeks to minimize such counterparty risk by purchasing such investments only from large, well established and highly rated counterparties.
2.	Other Investments. Under normal market conditions, the Trust may invest up to 20% of its total assets, measured at the time of investment, in a combination of one or more of the following types of investments (“Other Investments”):
•	loans to borrowers organized or located in countries outside the United States and outside U.S. territories and possessions or Canada;
•	unsecured floating rate loans, notes, and other debt instruments;
•	floating rate subordinated loans;
•	tranches of floating rate asset-backed securities, including structured notes;
•	short-term debt securities; and
•	equity securities incidental to investments in loans.
3.	Cash and Short-Term Instruments. Under normal market conditions, the Trust may invest in cash and/or short-term instruments. During periods when, in the opinion of the Adviser or Sub-Adviser, a temporary defensive posture in the market is appropriate, the Trust may hold up to 100% of its assets in cash and/or short-term instruments.
4.	Other Investment Strategies. The Trust may lend its portfolio securities, on a short-term or long-term basis, in an amount equal to up to 33 1⁄3% of its total assets.
Fundamental Policies
1.	Industry Concentration. The Trust may invest in any industry. The Trust may not invest more than 25% of its total assets, measured at the time of investment, in any single industry.
2.	Borrower Diversification. The Trust is diversified, as such term is defined in the 1940 Act. A diversified fund may not, as to 75% of its total assets, invest more than 5% of its total assets in any one issuer and may not purchase more than 10% of the outstanding voting securities of any one issuer (other than securities issues or guaranteed by the U. S. government or any of its agencies or instrumentalities, or other investment companies). The Trust will consider the borrower on a loan, including a loan participation, to be the issuer of such loan. With respect to no more than 25% of its total assets, the Trust may make investments that are not subject to the foregoing restrictions.

INVESTMENT OBJECTIVE AND POLICIES (continued)

These fundamental policies may only be changed with approval by a majority of all shareholders.
Investment Policies
The Adviser and Sub-Adviser follow certain investment policies set by the Trust's Board. Some of those policies are set forth below. Please refer to the SAI for additional information on these and other investment policies.
1.	Limitations on currencies. The Trust's investments must be denominated in U.S. dollars, provided that the Trust may invest up to 15% of its total assets in investments denominated in the OECD currencies (including the euro), other than the U.S. dollar. The Trust will engage in currency exchange transactions to seek to hedge, as closely as practicable, 100% of the economic impact to the Trust arising from foreign currency fluctuations.
2.	Maturity. Although the Trust has no restrictions on portfolio maturity, under normal market conditions, at least 80% of the Trust's total assets will be invested in assets with remaining maturities of one to ten years. The maximum maturity on any loan in which the Trust can invest is ten years.
3.	Limitations on Other Investments. The Trust may also invest up to 20% of its total assets, measured at the time of investment, in Other Investments. The following additional limitations apply to Other Investments:
•	Unsecured Debt Instruments. The Trust may not invest in unsecured floating rate loans, notes, and other debt instruments, in an aggregate amount that exceeds 20% of the Trust's total assets, measured at the time of investment.
•	Equities. The Trust may acquire equity securities only as an incident to the purchase or ownership of a loan or in connection with a reorganization of a borrower or its debt.
•	Subordinated Loans. The Trust may not invest in floating rate subordinated loans, whether or not secured, in an aggregated amount that exceeds 5% of its total assets, measured at the time of investment.
4.	Investment Quality; Credit Analysis. Loans in which the Trust invests generally are rated below investment-grade credit quality or are unrated. In acquiring a loan, the Adviser or Sub-Adviser will consider some or all of the following factors concerning the borrower: ability to service debt from internally generated funds; adequacy of liquidity and working capital; appropriateness of capital structure; leverage consistent with industry norms; historical experience of achieving business and financial projections; the quality and experience of management; and adequacy of collateral coverage. The Adviser or Sub-Adviser performs its own independent credit analysis of each borrower. In so doing, the Adviser or Sub-Adviser may utilize information and credit analyses from agents that originate or administer loans, other lenders investing in a loan, and other sources. The Adviser or Sub-Adviser also may communicate directly with management of the borrowers. These analyses continue on a periodic basis for any Senior Loan held by the Trust. See “Risk Factors and Special Considerations - Credit Risk on Senior Loans.”
5.	Use of Leverage. The Trust may borrow money and issue Preferred Shares to the fullest extent permitted by the 1940 Act. See “Investment Objective and Policies - Policy on Borrowing” and “Investment Objective and Policies - Policy on Issuance of Preferred Shares.”
6.	Short-term Instruments. Short-term instruments in which the Trust invests may include: (i) commercial paper rated A-1 by Standard and Poor's Ratings Services (“S&P”) or P-1 by Moody's Investors Service, Inc. (“Moody's”), or of comparable quality as determined by the Adviser or Sub-Adviser; (ii) certificates of deposit, bankers' acceptances, and other bank deposits and obligations; and (iii) securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities.
Policy on Borrowing
The Trust has a policy of borrowing for investment purposes. The Trust seeks to use proceeds from borrowing to acquire loans and other investments which pay interest at a rate higher than the rate the Trust pays on borrowings. Accordingly, borrowing has the potential to increase the Trust's total income available to holders of its Common Shares.
The Trust may issue notes, commercial paper, or other evidences of indebtedness and may be required to secure repayment by mortgaging, pledging, or otherwise granting a security interest in the Trust's assets. The terms of any such borrowings will be subject to the provisions of the 1940 Act and they will also be subject to the more restrictive terms of any credit agreements relating to borrowings and, to the extent the Trust seeks a rating for borrowings, to additional guidelines imposed by rating agencies, which are expected to be more restrictive than the provisions of

INVESTMENT OBJECTIVE AND POLICIES (continued)

the 1940 Act. The Trust may borrow money in an amount permitted under the 1940 Act, including the rules, regulations, interpretations thereunder, and any exemptive or other relief provided by the SEC. See “Risk Factors and Special Considerations - Leverage” and “Risk Factors and Special Considerations - Restrictive Covenants and 1940 Act Restrictions.”
Policy on Issuance of Preferred Shares
The Trust has a policy which permits it to issue Preferred Shares for investment purposes. The Trust seeks to use the proceeds from Preferred Shares to acquire loans and other investments which pay interest at a rate higher than the dividends payable on Preferred Shares. The terms of the issuance of Preferred Shares are subject to the 1940 Act and to additional guidelines imposed by rating agencies, which are more restrictive than the provisions of the 1940 Act. Under the 1940 Act, the Trust may issue Preferred Shares so long as immediately after any issuance of Preferred Shares the value of the Trust's total assets (less all Trust liabilities and indebtedness that is not senior indebtedness) is at least twice the amount of the Trust's senior indebtedness plus the involuntary liquidation preference of all outstanding Preferred Shares. See “Risk Factors and Special Considerations - Leverage.” As of June 14, 2013 the Trust had no Preferred Shares outstanding.

THE TRUST'S INVESTMENTS

As stated under “Investment Objective and Policies,” the Trust will invest primarily in Senior Loans. This section contains a discussion of the characteristics of Senior Loans and the manner in which those investments are made.
Senior Loan Characteristics
Senior Loans are loans that are typically made to business borrowers to finance leveraged buy-outs, recapitalizations, mergers, stock repurchases, and internal growth. Senior Loans generally hold the most senior position in the capital structure of a borrower and are usually secured by liens on the assets of the borrowers; including tangible assets such as cash, accounts receivable, inventory, property, plant and equipment, common and/or preferred stocks of subsidiaries; and intangible assets including trademarks, copyrights, patent rights, and franchise value. The Trust may also receive guarantees as a form of collateral.
Senior Loans are typically structured to include two or more types of loans within a single credit agreement. The most common structure is to have a revolving loan and a term loan. A revolving loan is a loan that can be drawn upon, repaid fully or partially, and then the repaid portions can be drawn upon again. A term loan is a loan that is fully drawn upon immediately and once repaid, it cannot be drawn upon again. Sometimes there may be two or more term loans and they may be secured by different collateral, have different repayment schedules and maturity dates. In addition to revolving loans and term loans, Senior Loan structures can also contain facilities for the issuance of letters of credit and may contain mechanisms for lenders to pre-fund letters of credit through credit-linked deposits.
The Trust typically invests only in the term loan portions of Senior Loan structures, although it does sometimes invest in the revolving loan portions and the pre-funded letters of credit portions.
By virtue of their senior position and collateral, Senior Loans typically provide lenders with the first right to cash flows or proceeds from the sale of a borrower's collateral if the borrower becomes insolvent (subject to the limitations of bankruptcy law, which may provide higher priority to certain claims such as employee salaries, employee pensions, and taxes). This means Senior Loans are generally repaid before unsecured bank loans, corporate bonds, subordinated debt, trade creditors, and preferred or common stockholders.
Senior Loans typically pay interest at least quarterly at rates which equal a fixed percentage spread over a base rate such as the London Inter-Bank Offered Rate (“LIBOR”). For example, if LIBOR were 3% and the borrower were paying a fixed spread of 2.50%, the total interest rate paid by the borrower would be 5.50%. Base rates, and therefore the total rates paid on Senior Loans, float, i.e., they change as market rates of interest change.
Although a base rate such as LIBOR can change every day, loan agreements for Senior Loans typically allow the borrower the ability to choose how often the base rate for its loan will change. A single loan may have multiple reset periods at the same time, with each reset period applicable to a designated portion of the loan. Such periods can range from one day to one year, with most borrowers choosing monthly or quarterly reset periods. During periods of rising interest rates, borrowers will tend to choose longer reset periods, and during periods of declining interest rates, borrowers will tend to choose shorter reset periods. The fixed spread over the base rate on a Senior Loan typically does not change.
Senior Loans generally are arranged through private negotiations between a borrower and several financial institutions represented by an agent who is usually one of the originating lenders. In larger transactions, it is common to have several agents; however, generally only one such agent has primary responsibility for ongoing administration of a Senior Loan. Agents are typically paid fees by the borrower for their services. The agent is primarily responsible for negotiating the loan agreement which establishes the terms and conditions of the Senior Loan and the rights of the borrower and the lenders. The agent also is responsible for monitoring collateral and for exercising remedies available to the lenders such as foreclosure upon collateral.
Loan agreements may provide for the termination of the agent's agency status in the event that it fails to act as required under the relevant loan agreement, becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership or, if not FDIC insured, enters into bankruptcy. Should such an agent, lender, or assignor with respect to an assignment interpositioned between the Trust and the borrower become insolvent or enter FDIC receivership or bankruptcy, any interest in the Senior Loan of such person and any loan payment held by such person for the benefit of the Trust should not be included in such person's or entity's bankruptcy estate. If, however, any such amount were included in such person's or entity's bankruptcy estate, the Trust would incur certain costs and delays in realizing payment or could suffer a loss of principal or interest. In this event, the Trust could experience a decrease in the NAV.

THE TRUST'S INVESTMENTS (continued)

The Trust acquires Senior Loans from lenders such as commercial and investment banks, insurance companies, finance companies, other investment companies, and private investment funds.
Investment by the Trust
The Trust typically invests in Senior Loans primarily by purchasing an assignment of a portion of a Senior Loan from a third party, either in connection with the original loan transaction (i.e., in the primary market) or after the initial loan transaction (i.e., in the secondary market). When the Trust purchases a Senior Loan in the primary market, it may share in a fee paid to the original lender. When the Trust purchases a Senior Loan in the secondary market, it may pay a fee to, or forego a portion of interest payments from, the lender making the assignment. The Trust may also make its investments in Senior Loans through the use of derivative instruments such as participations, credit-linked notes, credit default swaps, and total return swaps as long as the reference obligation for any such instrument is a Senior Loan. Investments through the use of such derivative instruments involve counterparty risk, i.e., the risk that the party from which such instrument is purchased will not perform as agreed. Unlike an assignment as described below, the Trust does not have a direct contractual relationship with the borrower. The Trust seeks to minimize such counterparty risk by purchasing such investments only from large, well-established, and highly-rated counterparties.
There is no minimum rating or other independent evaluation of a borrower limiting the Trust's investments and most Senior Loans that the Trust may acquire, if rated, will be rated below investment-grade credit quality. See “Risk Factors and Special Considerations - Credit Risk on Senior Loans.”
Assignments.  When the Trust is a purchaser of an assignment, it succeeds to all the rights and obligations under the loan agreement of the assigning lender and becomes a lender under the loan agreement with the same rights and obligations as the assigning lender. These rights include the ability to vote along with the other lenders on such matters as enforcing the terms of the loan agreement (e.g., declaring defaults, initiating collection action, etc.). Taking such actions typically requires at least a vote of the lenders holding a majority of the investment in the loan and may require a vote by lenders holding two-thirds or more of the investment in the loan. Because the Trust usually does not hold a majority of the investment in any loan, it will not be able by itself to control decisions that require a vote by the lenders.
Acquisition Costs.  When the Trust acquires an interest in a Senior Loan in the primary market, it typically acquires the loan at par value less its portion of the fee paid to all originating lenders. When the Trust acquires an interest in a Senior Loan in the secondary market, it may be at par value but typically the Trust will do so at premium or discount to par value.

RISK FACTORS AND SPECIAL CONSIDERATIONS

Risk is inherent in all investing. The following discussion summarizes some of the risks that you should consider before deciding whether to invest in the Trust. For additional information about the risks associated with investing in the Trust, see “Additional Information About Investments and Investment Techniques” in the SAI.
Borrowings under the Credit Facility Program.    The Trust has a policy of borrowing to acquire income-producing investments which, by their terms, pay interest at a rate higher than the rate the Trust pays on borrowings. Accordingly, borrowing has the potential to increase the Trust's total income. The Trust currently is a party to one credit facility with financial institutions that permit the Trust to borrow up to an aggregate of $400 million. Interest is payable on the credit facility by the Trust at a variable rate that is tied to either LIBOR, the federal funds rate, or a commercial paper-based rate and includes a facility fee on unused commitments. As of June 14, 2013 the Trust had $391.5 million in outstanding borrowings. Collectively, the lenders under the credit facility have a security interest in all assets of the Trust.
Under the credit facility, the lenders have the right to liquidate Trust assets in the event of default by the Trust under such credit facility, and the Trust may be prohibited from paying dividends in the event of certain adverse events or conditions respecting the Trust, Adviser, or Sub-Adviser until the credit facility is repaid in full or until the event or condition is cured.
Changes to NAV.    The NAV of the Trust is expected to change in response to a variety of factors, primarily in response to changes in the creditworthiness of the borrowers on the loans in which the Trust invests. See “Risk Factors and Special Considerations - Credit Risk on Senior Loans.” Changes in market interest rates may also have an impact on the Trust’s NAV. See “Risk Factors and Special Considerations - Interest Rate.” Another factor which can affect the Trust's NAV is changes in the pricing obtained for the Trust's assets. See “How Shares Are Priced - Valuation of the Trust's Assets” later in this Prospectus.
Credit Default Swaps.    The Trust may enter into credit default swaps, either as a buyer or a seller of the swap. As a buyer of the swap, the Trust pays a fee to protect against the risk that a security held by the Trust will default. As a seller of the swap, the Trust receives payment(s) in return for its obligation to pay the counterparty an agreed upon value of a security in the event of a default of the security issuer. Credit default swaps are particularly subject to counterparty, credit, correlation, valuation, liquidity and leveraging risks. Certain standardized swaps are subject to mandatory central clearing. Central clearing is expected to reduce counterparty credit risk and increase liquidity, but central clearing does not make swap transactions risk free.
Credit Risk on Senior Loans.    The Trust's ability to pay dividends and repurchase its Common Shares is dependent upon the performance of the assets in its portfolio. That performance, in turn, is subject to a number of risks, chief among which is credit risk on the underlying assets.
Credit risk is the risk of nonpayment of scheduled interest or principal payments. In the event a borrower fails to pay scheduled interest or principal payments on a Senior Loan held by the Trust, the Trust will experience a reduction in its income and a decline in the market value of the Senior Loan. This will likely reduce dividends and lead to a decline in the NAV of the Trust's Common Shares. See “The Trust's Investments - Investment by the Trust.”
Senior Loans generally involve less risk than unsecured or subordinated debt and equity instruments of the same issuer because the payment of principal and interest on Senior Loans is a contractual obligation of the issuer that, in most instances, takes precedence over the payment of dividends, or the return of capital, to the issuer's shareholders and payments to bond holders. The Trust generally invests in Senior Loans that are secured with specific collateral. However, the value of the collateral may not equal the Trust's investment when the loan is acquired or may decline below the principal amount of the Senior Loan subsequent to the Trust's investment. Also, to the extent that collateral consists of stocks of the borrower or its subsidiaries or affiliates, the Trust bears the risk that the stocks may decline in value, be relatively illiquid, or may lose all or substantially all of its value, causing the Senior Loan to be undercollateralized. Therefore, the liquidation of the collateral underlying a Senior Loan may not satisfy the issuer's obligation to the Trust in the event of non payment of scheduled interest or principal and the collateral may not be readily liquidated.
In the event of the bankruptcy of a borrower, the Trust could experience delays and limitations on its ability to realize the benefits of the collateral securing the Senior Loan. Among the credit risks involved in a bankruptcy are assertions that the pledge of collateral to secure a loan constitutes a fraudulent conveyance or preferential transfer that would have the effect of nullifying or subordinating the Trust's rights to the collateral.

RISK FACTORS AND SPECIAL CONSIDERATIONS (continued)

The Senior Loans in which the Trust invests are generally rated lower than investment-grade credit quality, i.e., rated lower than Baa by Moody's Investors Service, Inc. or BBB by Standard & Poor's Ratings Services, or have been issued by issuers who have issued other debt securities which, if unrated, would be rated lower than investment-grade credit quality. Investment decisions will be based largely on the credit analysis performed by the Adviser or Sub-Adviser, and not on rating agency evaluation. This analysis may be difficult to perform. Information about a Senior Loan and its issuer generally is not in the public domain. Moreover, Senior Loans are not often rated by any nationally recognized rating service. Many issuers have not issued securities to the public and are not subject to reporting requirements under federal securities laws. Generally, however, issuers are required to provide financial information to lenders and information may be available from other Senior Loan participants or agents that originate or administer Senior Loans.
Demand for Loans.    At times during recent years, the volume of loans has increased. However, during such periods, demand for loans has also grown. An increase in demand may benefit the Trust by providing increased liquidity for loans and higher sales prices, but it may also adversely affect the rate of interest payable on loans acquired by the Trust, the rights provided to the Trust under the terms of a loan agreement, and increase the price of loans that the Trust wishes to purchase in the secondary market. A decrease in the demand for loans may adversely affect the price of loans in the Trust's portfolio, which could cause the Trust's NAV to decline.
Derivative Instruments.    Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates, and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Trust and reduce its returns. Derivatives may not perform as expected, so the Trust may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Trust to the risk of improper valuation.
Equity Securities Incidental to Investments in Loans.    Subject to the aggregate 20% limit on Other Investments, the Trust may acquire equity securities as an incident to the purchase or ownership of a loan or in connection with a reorganization of a borrower or its debt. Investments in equity securities incidental to investment in loans entail certain risks in addition to those associated with investment in loans. The value of these securities may be affected more rapidly, and to a greater extent, by company-specific developments and general market conditions. These risks may increase fluctuations in the Trust's NAV. The Trust may frequently possess material non-public information about a borrower as a result of its ownership of a loan of such borrower. Because of prohibitions on trading in securities of issuers while in possession of such information the Trust might be unable to enter into a transaction in a security of such a borrower when it would otherwise be advantageous to do so.
Impact of Shareholder Reinvestment Program and Privately Negotiated Transactions.    The issuance of Common Shares through the Trust's Shareholder Reinvestment Program may have an adverse effect on the secondary market for the Trust's Common Shares. The increase in the number of the Trust's outstanding Common Shares resulting from issuances pursuant to the Trust's Shareholder Reinvestment Program or pursuant to privately negotiated transactions, and the discount to the market price at which such Common Shares may be issued, may put downward pressure on the market price for Common Shares of the Trust. Common Shares will not be issued pursuant to the Trust's Shareholder Reinvestment Program at any time when Common Shares are trading at a price lower than the Trust's NAV per Common Share.
Interest Rate.    During normal market conditions, changes in market interest rates will affect the Trust in certain ways. The principal effect will be that the yield on the Trust's Common Shares will tend to rise or fall as market interest rates rise and fall. This is because almost all of the assets in which the Trust invests pay interest at rates which float in response to changes in market rates. However, because the interest rates on the Trust's assets reset over time, there will be an imperfect correlation between changes in market rates and changes to rates on the portfolio as a whole. This means that changes to the rate of interest paid on the portfolio as a whole will tend to lag behind changes in market rates.
Market interest rate changes may also cause the Trust's NAV to experience moderate volatility. This is because the value of a loan asset in the Trust is partially a function of whether it is paying what the market perceives to be a market rate of interest for the particular loan, given its individual credit and other characteristics. If market interest rates change, a loan's value could be affected to the extent the interest rate paid on that loan does not reset at the same time. As discussed above, the rates of interest paid on the loans in which the Trust invests have a weighted average reset period that typically is less than 90 days. Therefore, the impact of the lag between a change in market interest rates and the change in the overall rate on the portfolio is expected to be minimal.

RISK FACTORS AND SPECIAL CONSIDERATIONS (continued)

To the extent that changes in market rates of interest are reflected not in a change to a base rate such as LIBOR but in a change in the spread over the base rate which is payable on loans of the type and quality in which the Trust invests, the Trust's NAV could also be adversely affected. This is because the value of a loan asset in the Trust is partially a function of whether it is paying what the market perceives to be a market rate of interest for the particular loan, given its individual credit and other characteristics. However, unlike changes in market rates of interest for which there is only a temporary lag before the portfolio reflects those changes, changes in a loan's value based on changes in the market spread on loans in the Trust's portfolio may be of longer duration.
Finally, substantial increases in interest rates may cause an increase in loan defaults as borrowers may lack the resources to meet higher debt service requirements. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed increases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase the Trust's exposure to risks associated with rising interest rates.
Leverage.    The Trust may borrow money in an amount permitted under the 1940 Act, including the rules, regulations, interpretations thereunder, and any exemptive or other relief provided by the SEC. The Trust may also issue Preferred Shares so long as immediately after any issuance of Preferred Shares the value of the Trust's total assets (less all Trust liabilities and indebtedness that is not senior indebtedness) is at least twice the amount of the Trust's senior indebtedness plus the involuntary liquidation preference of all outstanding shares. As of June 14, 2013 the Trust had no Preferred Shares outstanding. Borrowings and the issuance of Preferred Shares are referred to in this Prospectus collectively as “leverage.” The Trust may use leverage for investment purposes, to finance the repurchase of its Common Shares, and to meet other cash requirements. The use of leverage for investment purposes increases both investment opportunity and investment risk.
Capital raised through leverage will be subject to interest and other costs, and these costs could exceed the income earned by the Trust on the proceeds of such leverage. There can be no assurance that the Trust's income from the proceeds of leverage will exceed these costs. However, the Adviser or Sub-Adviser seeks to use leverage for the purposes of making additional investments only if they believe, at the time of using leverage, that the total return on the assets purchased with such funds will exceed interest payments and other costs on the leverage.
To the extent that the Trust is unable to invest the proceeds from the use of leverage in assets which pay interest at a rate which exceeds the rate paid on the leverage, the yield on the Trust's Common Shares will decrease. In addition, in the event of a general market decline in the value of assets such as those in which the Trust invests, the effect of that decline will be magnified in the Trust because of the additional assets purchased with the proceeds of the leverage. The Trust's lenders and Preferred Shareholders will have priority to the Trust's assets over the Trust's Common shareholders.
The Trust currently uses leverage by borrowing money on a floating rate basis. The current rate on borrowings as of June 14, 2013, is 1.14%.
The Trust's leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. The funds borrowed pursuant to the credit facilities or obtained through the issuance of Preferred Shares may constitute a substantial lien and burden by reason of their prior claim against the income of the Trust and against the net assets of the Trust in liquidation.
The Trust is not permitted to declare dividends or other distributions, including dividends and distributions with respect to Common Shares or Preferred Shares, or to purchase Common Shares or Preferred Shares unless: (i) at the time thereof the Trust meets certain asset coverage requirements; and (ii) there is no event of default under any credit facility program that is continuing. See “Risk Factors and Special Considerations - Restrictive Covenants and 1940 Act Restrictions” later in this Prospectus. In the event of a default under a credit facility program, the lenders have the right to cause a liquidation of the collateral (i.e., sell Senior Loans and other assets of the Trust) and, if any such default is not cured, the lenders may be able to control the liquidation as well.
In addition, the Trust is not permitted to pay dividends on, or redeem or repurchase, Common Shares unless all accrued dividends on any Preferred Shares and all accrued interest on borrowings have been paid or set aside for payment.
Because the fee paid to the Adviser will be calculated on the basis of Managed Assets, the fee will be higher when leverage is utilized, giving the Adviser an incentive to utilize leverage.

RISK FACTORS AND SPECIAL CONSIDERATIONS (continued)

The Trust is subject to certain restrictions imposed by lenders to the Trust and may be subject to certain restrictions imposed by guidelines of one or more rating agencies which may issue ratings for debt or the Preferred Shares issued by the Trust. These restrictions are expected to impose asset coverage, fund composition requirements and limits on investment techniques, such as the use of financial derivative products, that are more stringent than those imposed on the Trust by the 1940 Act. These covenants or guidelines could impede the Adviser or Sub-Adviser from fully managing the Trust's portfolio in accordance with the Trust's investment objective and policies.
Market Discount.    The Trust's Common Shares have traded in the market above, at, and below NAV since March 9, 1992, when the Trust's shares were initially listed on the NYSE. The reasons for the Trust's Common Shares trading at a premium to or discount from NAV are not known to the Trust, and the Trust cannot predict whether its Common Shares will trade in the future at a premium to or discount from NAV, and if so, the level of such premium or discount. Shares of closed-end investment companies frequently trade at a discount from their NAV. The possibility that Common Shares of the Trust will trade at a discount from their NAV is a risk separate and distinct from the risk that the Trust's NAV may decrease.
Annual Expenses Without Borrowings
If the Trust were not to have borrowed, the remaining expenses, as a percentage of the net assets of the Trust, would be as follows:
Annual Expenses Without Borrowings (as a percentage of net assets attributable to Common Shares)
Management and Administrative Fees (as a percentage of Managed Assets)[1]	1.05%
Other Operating Expenses[2]	0.15%
Total Annual Expenses	1.20%
Fee Waivers/Reimbursements/Recoupment[3]	None
Net Annual Expenses	1.20%
1	Pursuant to the investment advisory agreement with the Trust, the Adviser is paid a fee of 0.80% of the Trust's Managed Assets. Pursuant to its administration agreement with the Trust, the Administrator is paid a fee of 0.25% of the Trust's Managed Assets. See “Investment Management and Other Service Providers - The Administrator.”
2	Other Operating Expenses are estimated amounts for the current fiscal year and do not include the expenses of borrowing.
3	The Adviser is contractually obligated to limit expenses of the Trust, through July 1, 2014; the obligation does not extend to interest, taxes, brokerage commission, Acquired Fund Fees and Expenses, leverage expenses, other investment-related costs, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Trust or the Adviser upon written notice within 90 days of the end of the current term or upon termination of the management agreement and is subject to possible recoupment by the Adviser within three years. For more information regarding the Trust's expense limitation agreement, please see the SAI.
Effect of Leverage
To cover the annual interest payments on the borrowings for the current fiscal year (assuming that the current rate remains in effect for the entire fiscal year and assuming that the Trust borrows an amount equal to 30% of its Managed Assets as of June 14, 2013), the Trust would need to experience an annual return of 0.39% on its portfolio (including the assets purchased with the assumed leverage) to cover such annual interest.
The following table is designed to illustrate the effect on return to a holder of the Trust's Common Shares of the leverage created by the Trust's use of borrowing, using the average annual interest rate of 1.29% for the fiscal year ended February 28, 2013, assuming the Trust has used leverage by borrowing an amount equal to 30% of the Trust's Managed Assets and assuming hypothetical annual returns on the Trust's portfolio of minus 10% to plus 10%. As can be seen, leverage generally increases the return to shareholders when portfolio return is positive and decreases return when the portfolio return is negative. Actual returns may be greater or less than those appearing in the table.
Assumed Portfolio Return, net of expenses[1]	(10)%	(5)%	0%	5%	10%
Corresponding Return to Common Shareholders[2]	(14.84)%	(7.70)%	(0.55)%	6.59%	13.73%
1	The Assumed Portfolio Return is required by regulation of the SEC and is not a prediction of, and does not represent, the projected or actual performance of the Trust.
2	In order to compute the Corresponding Return to Common Shareholders, the Assumed Portfolio Return is multiplied by the total value of the Trust's assets at the beginning of the Trust's fiscal year to obtain an assumed return to the Trust. From this amount, all interest accrued during the year is subtracted to determine the return available to shareholders. The return available to shareholders is then divided by the total value of the Trust's net assets attributable to Common Shares as of the beginning of the fiscal year to determine the Corresponding Return to Common Shareholders.

RISK FACTORS AND SPECIAL CONSIDERATIONS (continued)

Limited Secondary Market for Loans.    Although the resale, or secondary, market for loans has grown substantially over the past decade, both in overall size and number of market participants, there is no organized exchange or board of trade on which loans are traded. Instead, the secondary market for loans is a private, unregulated inter-dealer or inter-bank re-sale market. Loans usually trade in large denominations and trades can be infrequent and the market for loans may experience volatility. The market has limited transparency so that information about actual trades may be difficult to obtain. Accordingly, some or many of the loans in which the Trust invests will be relatively illiquid.
In addition, loans in which the Trust invests may require the consent of the borrower and/or the agent prior to sale or assignment. These consent requirements can delay or impede the Trust’s ability to sell loans and can adversely affect the price that can be obtained. The Trust may have difficulty disposing of loans if it needs cash to repay debt, to pay dividends, to pay expenses, or to take advantage of new investment opportunities. Although the Trust has not conducted a tender offer since 1992, if it determines to again conduct a tender offer, limitations of a secondary market may result in difficulty raising cash to purchase tendered Common Shares.
These considerations may cause the Trust to sell assets at lower prices than it would otherwise consider to meet cash needs or cause the Trust to maintain a greater portion of its assets in cash equivalents than it would otherwise, which could negatively impact performance. The Trust may seek to avoid the necessity of selling assets to meet such needs by the use of borrowings.
From time to time, the occurrence of one or more of the factors described above may create a cascading effect where the market for debt instruments (including the market for loans) first experiences volatility and then decreased liquidity. Such conditions, or other similar conditions, may then adversely affect the value of loans and other instruments, widening spreads against higher-quality debt instruments, and making it harder to sell loans at prices at which they have historically or recently traded, thereby further reducing liquidity. For example, during the global liquidity crisis in the second half of 2008, the average price of loans in the S&P/LSTA Leveraged Loan Index (which includes loans of the type in which the Trust invests) declined by 32%, prior to rebounding in 2009 and into 2013.
The Trust values its assets daily. However, because the secondary market for loans is limited, it may be difficult to value loans. Reliable market value quotations may not be readily available for some loans and valuation of such loans may require more research than for liquid securities. In addition, elements of judgment may play a greater role in valuation of loans than for securities with a more developed secondary market because there is less reliable, objective market value data available. In addition, if the Trust purchases a relatively large portion of a loan to generate extra income sometimes paid to large lenders, the limitations of the secondary market may inhibit the Trust from selling a portion of the loan and reducing its exposure to a borrower when the Adviser or Sub-Adviser deems it advisable to do so.
Non-U.S. and Non-Canadian Issuers.    Subject to the aggregate 20% limit on Other Investments, the Trust may invest up to 20% of its total assets in loans, secured or unsecured, to borrowers that are organized or located in countries outside the United States and outside U.S. territories and possessions or Canada. Investment in non-U.S. entities involves special risks, including that non-U.S. entities may be subject to less rigorous accounting and reporting requirements than U.S. entities, less rigorous regulatory requirements, differing legal systems and laws relating to creditors' rights, the potential inability to enforce legal judgments, fluctuations in currency values, and the potential for political, social, and economic adversity. The Trust may invest up to 15% of its total assets in investments denominated in OECD currencies (including the euro), other than the U.S. dollar.
The Trust will engage in currency exchange transactions to seek to hedge, as closely as practicable, 100% of the economic impact to the Trust arising from foreign currency fluctuations.
Prepayment and Extension.    Prepayment risk is the risk that principal on a debt obligation may be repaid earlier than anticipated. Loans typically do not have call protection and may be prepaid partially or in full at any time without penalty. If a loan is prepaid, the Trust may be forced to reinvest the proceeds in assets with lower yields than the loan that was repaid. For the Trust's fixed rate investments, prepayment risk is the risk that principal on loan obligations underlying a security may be repaid prior to the stated maturity date, which may reduce the market value of the security and the anticipated yield-to-maturity. Extension risk is the risk that an issuer will exercise its right to repay principal on an obligation held by the Trust later than expected, which may decrease the value of the obligation and prevent the Trust from investing expected repayment proceeds in securities paying yields higher than the yields paid by the securities that were expected to be repaid.

RISK FACTORS AND SPECIAL CONSIDERATIONS (continued)

Ranking of Senior Indebtedness.    The rights of lenders to receive payments of interest and repayments of principal of any borrowings made by the Trust under the credit facility program are senior to the rights of holders of Common Shares and Preferred Shares with respect to the payment of dividends or upon liquidation.
Restrictive Covenants and 1940 Act Restrictions.    The credit agreements governing the credit facility program (“Credit Agreements”) include usual and customary covenants for this type of transaction, including limits on the Trust’s ability to: (i) issue Preferred Shares; (ii) incur liens or pledge portfolio securities; (iii) change its investment objective or fundamental investment restrictions without the approval of lenders; (iv) make changes in any of its business objectives, purposes, or operations that could result in a material adverse effect; (v) make any changes in its capital structure; (vi) amend the Trust documents in a manner which could adversely affect the rights, interests, or obligations of any of the lenders; (vii) engage in any business other than the businesses currently engaged in; (viii) create, incur, assume, or permit to exist certain debt except for certain specified types of debt; and (ix) permit any of its Employee Retirement Security Act (“ERISA”) affiliates to cause or permit to occur an event that could result in the imposition of a lien under the Internal Revenue Code of 1986 or ERISA. In addition, the Credit Agreements do not permit the Trust’s asset coverage ratio (as defined in the Credit Agreements) to fall below 300% at any time (“Credit Agreement Asset Coverage Test”).
Under the requirements of the 1940 Act, the Trust must have asset coverage of at least 300% immediately after any borrowing under a credit facility program. For this purpose, asset coverage means the ratio which the value of the total assets of the Trust, less liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of borrowings represented by senior securities issued by the Trust. The Credit Agreements limit the Trust’s ability to pay dividends or make other distributions on the Trust’s Common Shares, or purchase or redeem Common Shares, unless the Trust complies with the Credit Agreement Asset Coverage Test. In addition, the Credit Agreements do not permit the Trust to declare dividends or other distributions or purchase or redeem Common Shares: (i) at any time that an event of default under the credit agreement has occurred and is continuing; or (ii) if, after giving effect to such declaration, the Trust would not meet the Credit Agreement Asset Coverage Test set forth in the Credit Agreements.
Securities Lending.    To generate additional income, the Trust may lend portfolio securities, in an amount equal to up to 33 1⁄3% of the Trust's total assets, to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower default or fail financially. The Trust intends to engage in lending portfolio securities only when such lending is fully secured by investment-grade collateral held by an independent agent.
Short-Term Debt Securities.    Subject to the aggregate 20% limit on Other Investments, the Trust may invest in short-term debt securities. Short-term debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and also may be subject to price volatility due to such factors as interest rates, market perception of the creditworthiness of the issuer, and general market liquidity. Because short-term debt securities typically pay interest at a fixed-rate, when interest rates decline, the value of the Trust's short-term debt securities can be expected to rise, and when interest rates rise, the value of those securities can be expected to decline.
Unsecured Debt Instruments and Subordinated Loans.    Subject to the aggregate 20% limit on Other Investments, the Trust may invest up to 20% of its total assets in unsecured floating rate loans, notes, and other debt instruments and 5% of its total assets in floating rate subordinated loans. Unsecured loans and subordinated loans share the same credit risks as those discussed under “Risk Factors and Special Considerations - Credit Risk on Senior Loans” except that unsecured loans are not secured by any collateral of the borrower and subordinated loans are not the most senior debt in a borrower's capital structure. Unsecured loans do not enjoy the security associated with collateralization and may pose a greater risk of nonpayment of interest or loss of principal than do secured loans. The primary additional risk in a subordinated loan is the potential loss in the event of default by the issuer of the loan. Subordinated loans in an insolvency bear an increased share, relative to senior secured lenders, of the ultimate risk that the borrower's assets are insufficient to meet its obligations to its creditors.

HOW SHARES ARE PRICED

Net Asset Value
The NAV per Common Share of each class of the Trust is determined each business day as of the close of regular trading (“Market Close”) on the NYSE (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE). The Trust is open for business every day the NYSE is open. The NYSE is closed on all weekends and on all national holidays and Good Friday. Trust shares will not be priced on those days. The NAV per Common Share of the Trust is calculated by dividing the value of the Trust's loan assets plus all cash and other assets (including interest accrued but not collected) less all liabilities (including accrued expenses but excluding capital and less the liquidation preference of any outstanding Preferred Shares) by the number of Common Shares outstanding. The NAV per Common Shares is made available for publication.
Valuation of the Trust's Assets
The assets in the Trust's portfolio are valued daily in accordance with procedures adopted by the Board. Specifically, loans (including floating rate notes) and loan participations are valued daily in accordance with the Trust's Loan Valuation Procedures, and all other assets of the Trust are valued daily in accordance with the Trust's Valuation Procedures. A majority of the Trust's assets are valued using quotations supplied by a third party loan pricing service. However, the loans in which the Trust invests are not listed on any securities exchange or board of trade. Some loans are traded by institutional investors in an over-the-counter secondary market that has developed in the past several years. This secondary market generally has fewer trades and less liquidity than the secondary markets for other types of securities. Some loans have few or no trades. Accordingly, determinations of the value of loans may be based on infrequent and dated trades. Because there is less reliable objective market value data available, elements of judgment may play a greater role in valuation of loans than for other types of securities. For further information, see “Risk Factors and Special Considerations - Limited Secondary Market for Loans.”
Loans are normally valued at the mean of the means of one or more bid and asked quotations obtained from a pricing service or other sources believed to be reliable. Loans for which reliable market value quotations are not readily available from a pricing service may be valued with reference to another loan or a group of loans for which reliable market value quotations are readily available and whose characteristics are comparable to the loan being valued. Under this approach, the comparable loan or loans serve as a proxy for changes in value of the loan being valued. The Trust has engaged independent pricing services to provide quotations from dealers in loans and to calculate values under this proxy procedure.
It is expected that most of the loans held by the Trust will be valued with reference to quotations from an independent pricing service or other sources believed to be reliable, or with reference to the proxy procedure described above. The Adviser or Sub-Adviser may believe that the price for a loan derived from quotations or the proxy procedure described above is not reliable or accurate. Among other reasons, this may be the result of information about a particular loan or borrower known to the Adviser or Sub-Adviser that they believe may not be known to the pricing service or reflected in a price quote. In this event, the loan is valued at fair value under procedures approved by the Trust's Board and in accordance with the provisions of the 1940 Act.
Under these procedures, fair value is determined by the Adviser or Sub-Adviser and monitored by the Trust's Board through its Compliance Committee. In fair valuing a loan, consideration is given to several factors, which may include, among others, the following:
•	the characteristics of and fundamental analytical data relating to the loan, including the cost, size, current interest rate, period until the next interest rate reset, maturity and base lending rate of the loan, the terms and conditions of the loan and any related agreements, and the position of the loan in the borrower's debt structure;
•	the nature, adequacy, and value of the collateral, including the Trust's rights, remedies, and interests with respect to the collateral;
•	the creditworthiness of the borrower and the cash flow coverage of outstanding principal and interest, based on an evaluation of its financial condition, financial statements and information about the borrower's business, cash flows, capital structure, and future prospects;
•	information relating to the market for the loan, including price quotations for, and trading in, the loan and interests in similar loans and the market environment and investor attitudes toward the loan and interests in similar loans;
•	the reputation and financial condition of the agent of the loan and any intermediate participants in the loans;

HOW SHARES ARE PRICED (continued)

•	the borrower's management; and
•	the general economic and market conditions affecting the fair value of the loan.
Securities for which the primary market is a national securities exchange are stated at the last reported sale price on the day of valuation. Securities reported by NASDAQ National Market System will be valued at the NASDAQ Official Closing Price on the valuation day. Debt and equity securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked price as otherwise stated in the Voya mutual fund Valuation Procedures. Valuation of short-term cash equivalent investments is at amortized cost. Securities maturing in 60 days or less are valued at amortized cost which, when combined with accrued interest, approximates market value.

ACCOUNT POLICIES

Account Access
Unless your Trust Common Shares are held through a third-party fiduciary or in an omnibus registration at your bank or brokerage firm, you may be able to access your account information over the Internet at www.voyainvestments.com or via a touch tone telephone by calling 1-800-336-3436. Should you wish to speak with a Shareholder Services Representative, you may call the toll-free number listed above.
Privacy Policy
The Trust has adopted a policy concerning investor privacy. To review the privacy policy, contact a Shareholder Services Representative at 1-800-336-3436, obtain a policy over the Internet at www.voyainvestments.com, or see the privacy promise that accompanies any Prospectus obtained by mail.
Householding
To reduce expenses, we may mail only one copy of the Trust's Prospectus and each annual and semi-annual shareholder report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call a Shareholder Services Representative at 1-800-336-3436 or speak to your investment professional. We will begin sending you individual copies 30 days after receiving your request.

INVESTMENT MANAGEMENT AND OTHER SERVICE PROVIDERS

The business affairs of the Trust, including supervision of the duties performed by the Trust's Adviser and Sub-Adviser, are managed under the direction of the Board. The names and business addresses of the Trustees and Officers of the Trust and their principal occupations and other affiliations during the past five years are set forth under “Management of the Trust” in the SAI.
The Investment Adviser
Voya Investments, an Arizona limited liability company, serves as the investment adviser to the Trust. Voya Investments has overall responsibility for the management of the Trust. Voya Investments oversees all investment advisory and portfolio management services for the Trust. Voya Investments is registered with the SEC as an investment adviser.
The Adviser is an indirect, wholly-owned subsidiary of Voya Financial, Inc. (formerly, ING U.S., Inc.) Voya Financial, Inc. is a U.S.-based financial institution whose subsidiaries operate in the retirement, investment, and insurance industries. As of the date of this Prospectus, Voya Financial, Inc. is a subsidiary of ING Groep N.V. (“ING Groep”). ING Groep is a global financial institution of Dutch origin, with operations in more than 40 countries.
In October 2009, ING Groep submitted a restructuring plan (the “Restructuring Plan”) to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including Voya Financial, Inc., before the end of 2013. In November 2012, the Restructuring Plan was amended to permit ING Groep additional time to complete the divestment. Pursuant to the amended Restructuring Plan, ING Groep must divest at least 25% of Voya Financial, Inc. by the end of 2013, more than 50% by the end of 2014, and the remaining interest by the end of 2016 (such divestment, the “Separation Plan”).
In May 2013, Voya Financial, Inc. conducted an initial public offering of Voya Financial, Inc. common stock (the “IPO”). In October 2013, ING Groep divested additional shares in a secondary offering of common stock of Voya Financial, Inc. In March, 2014, ING Groep divested additional shares, reducing its ownership interest in Voya Financial, Inc. below 50%. Voya Financial, Inc. did not receive any proceeds from these offerings.
ING Groep has stated that it intends to sell its remaining interest in Voya Financial, Inc. over time. While the base case for the remainder of the Separation Plan is the divestment of ING Groep’s remaining interest in one or more broadly distributed offerings, all options remain open and it is possible that ING Groep’s divestment of its remaining interest in Voya Financial, Inc. may take place by means of a sale to a single buyer or group of buyers.
It is anticipated that one or more of the transactions contemplated by the Separation Plan would result in the automatic termination of the existing investment advisory and sub-advisory agreements under which the Adviser and Sub-Adviser provide services to the Trust. In order to ensure that the existing investment advisory and sub-advisory services can continue uninterrupted, the Board approved new advisory and sub-advisory agreements for the Trust, in connection with the IPO. Shareholders of the Trust approved the new investment advisory and sub-advisory agreements prompted by the IPO, as well as any future advisory and sub-advisory agreements prompted by the Separation Plan that are approved by the Board and whose terms are not materially different from the current agreements. This means that shareholders may not have another opportunity to vote on a new agreement with the Adviser or an affiliated sub-adviser even if they undergo a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of Voya Financial, Inc.
The Separation Plan, whether implemented through public offerings or other means, may be disruptive to the businesses of Voya Financial, Inc. and its subsidiaries, including the Adviser and affiliated entities that provide services to the Trust, and may cause, among other things, interruption of business operations or services, diversion of management’s attention from day-to-day operations, reduced access to capital, and loss of key employees or customers. The completion of the Separation Plan is expected to result in the Adviser’s loss of access to the resources of ING Groep, which could adversely affect its business. Since a portion of the shares of Voya Financial, Inc., as a standalone entity, are publicly held, it is subject to the reporting requirements of the Securities Exchange Act of 1934 as well as other U.S. government and state regulations, and subject to the risk of changing regulation.
The Separation Plan may be implemented in phases. During the time that ING Groep retains a significant interest in Voya Financial, Inc., circumstances affecting ING Groep, including restrictions or requirements imposed on ING Groep by European and other authorities, may also affect Voya Financial, Inc. A failure to complete the Separation Plan could

INVESTMENT MANAGEMENT AND OTHER SERVICE PROVIDERS (continued)

create uncertainty about the nature of the relationship between Voya Financial, Inc. and ING Groep, and could adversely affect Voya Financial, Inc. and the Adviser and its affiliates. Currently, the Adviser and its affiliates do not anticipate that the Separation Plan will have a material adverse impact on their operations or the Trust and its operations.
Voya Investments' principal office is located at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258. As of September 30, 2013, Voya Investments managed approximately $50.2 billion in assets.
The Trust and the Adviser have entered into an investment advisory agreement (“Investment Advisory Agreement”) that requires Voya Investments to provide all investment advisory and portfolio management services for the Trust. The Investment Advisory Agreement with Voya Investments may be canceled by the Board or by the vote of a majority of the outstanding voting securities of the Trust upon 60 days’ written notice.
Management Fee
The Adviser bears the expenses of providing the services described above. The Adviser currently receives from the Trust an annual fee of 0.80% of the Trust's Managed Assets.
The Adviser is responsible for all of its own costs, including costs of its personnel required to carry out its investment advisory duties.
For information regarding the basis for the Board’s approval of the investment advisory and investment sub-advisory relationships (if applicable), please refer to the Trust's annual shareholder report dated February 28, 2013.
The Sub-Adviser and Portfolio Managers
The Adviser has engaged a sub-adviser to provide the day-to-day management of the Trust's portfolio. The sub-adviser is an affiliate of the Adviser.  The Advisr is responsible for monitoring the investment program and performance of the sub-adviser.  Under the terms of the sub-advisory agreement, the agreement can be terminated by either the Adviser or the Board.  In the event the sub-advisory agreement is terminated, the sub-adviser may be replaced subject to any regulatory requirements or the Adviser may assume day-to-day investment management of the Trust.
Voya Investment Management Co. LLC (formerly, ING Investment Management Co. LLC)
Voya IM, a Delaware limited liability company, was founded in 1972 and is registered with the SEC as an investment adviser. Voya IM is an indirect, wholly-owned subsidiary of Voya Financial, Inc. and is an affiliate of Voya Investments. Voya IM has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972. Voya IM's principal office is located at 230 Park Avenue, New York, New York, 10169. As of September 30, 2013, Voya IM managed approximately $77.5 billion in assets.
Portfolio Management. The following individuals jointly share responsibility for the day-to-day management of the Trust's portfolio and have co-managed the Trust since 2000.
Jeffrey A. Bakalar, Managing Director and Group Head of the Voya IM Senior Loan Group, since January 2000.
Daniel A. Norman, Managing Director and Group Head of the Voya IM Senior Loan Group, since January 2000.
Additional Information Regarding the Portfolio Managers
The SAI provides additional information about each portfolio manager's compensation, other accounts managed by each portfolio manager, and each portfolio manager's ownership of securities in the Trust.
The Administrator
Voya Funds Services, LLC (“Administrator”) serves as administrator to the Trust. Its principal office is located at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258. The Administrator is a wholly-owned subsidiary of ING Groep and the immediate parent company of the Adviser.
Under an administration agreement between the Administrator and the Trust (“Administration Agreement”), the Administrator administers the Trust's corporate affairs subject to the supervision of the Trust's Board. In that connection, the Administrator monitors the provisions of the Senior Loan agreements and any agreements with respect to interests in Senior Loans and is responsible for recordkeeping with respect to the Senior Loans in the Trust’s repurchase offers portfolio. The Administrator also furnishes the Trust with office facilities and furnishes executive personnel together with clerical and certain recordkeeping and administrative services necessary to administer the Trust. These services include preparation of annual and other reports to shareholders and to the SEC. The Administrator also handles the filing of

INVESTMENT MANAGEMENT AND OTHER SERVICE PROVIDERS (continued)

federal, state, and local income tax returns not being furnished by the Custodian or Transfer Agent (as defined herein). The Administration Agreement also requires the Administrator to assist in managing and supervising all aspects of the general day-to-day business activities and operations of the Trust, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance, and related services. The Administrator has authorized all of its officers and employees who have been elected as officers of the Trust to serve in such capacities. All services furnished by the Administrator under the Administration Agreement may be furnished by such officers or employees of the Administrator.
The Trust pays the Administrator an administration fee, computed daily and payable monthly. The Administration Agreement states that the Administrator is entitled to receive a fee at an annual rate of 0.25% of the Trust's Managed Assets. The Administration Agreement may be cancelled by the Trust or the Administrator upon 60 days' written notice.
The Transfer Agent, Dividend Disbursing Agent, and Registrar
BNY Mellon Investment Servicing (U.S.) Inc. (“Transfer Agent”) serves as the transfer agent, dividend disbursing agent, and registrar for the Common Shares of the Trust. Its principal office is located at 301 Bellevue Parkway, Wilmington, Delaware 19809.
The Custodian
The Trust's securities and cash are held and maintained under a Custody Agreement with State Street Bank and Trust Company (“Custodian”). Its principal office is located at 801 Pennsylvania Avenue, Kansas City, Missouri 64105.
The Distributor
Pursuant to the terms of a distribution agreement (“Distribution Agreement”), Voya Investments Distributor, LLC will act as the Trust's distributor for the optional cash investments under the Trust's Shareholder Reinvestment Program and for privately negotiated transactions. The Distribution Agreement provides that the Distributor does not receive compensation or commissions from the Trust for such services. In addition, no fees or commissions will be paid by the Trust or its shareholders in connection with the reinvestment of dividends and capital gains distributions. The Distributor is a Delaware limited liability company with its principal offices at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258. The Distributor is an indirect, wholly-owned subsidiary of ING Groep and is an affiliate of Voya Investments. See “Distributor” in the SAI.
The Trust bears the expenses of issuing the Common Shares. These expenses include, but are not limited to, the expense of preparation and printing of the Prospectus and SAI, the expense of counsel and independent registered public accounting firm, and others.
The Distributor is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org or the Public Disclosure Hotline at 800-289-9999.

DIVIDENDS AND DISTRIBUTIONS

Distribution Policy
Income dividends are declared and paid monthly. Income dividends consist of interest accrued and amortization of fees earned, less any amortization of premiums paid and the estimated expenses of the Trust, including fees payable to the Adviser. Income dividends are calculated monthly under guidelines approved by the Trustees. Each dividend is payable to shareholders of record on the 10th day of the following month (unless it is a holiday, in which case the next business day is the record date). Accrued amounts of fees received, including facility fees, will be taken in as income and passed on to shareholders as part of dividend distributions. Any fees or commissions paid to facilitate the sale of portfolio Senior Loans in connection with tender offers or other portfolio transactions may reduce the dividend yield.
Capital gains, if any, are declared and paid annually. Because the Trust currently has capital loss carryforwards, it is not anticipated that capital gains distributions will be made for the foreseeable future.
Dividend Reinvestment
Unless you instruct the Trust to pay you dividends in cash, dividends and distributions paid by the Trust will be reinvested in additional Common Shares of the Trust. You may request to receive dividends in cash at any time by giving the Transfer Agent written notice or by contacting the Voya 's Shareholder Services Department at 1-800-336-3436.

PLAN OF DISTRIBUTION

Shareholder Reinvestment Program
The following is a summary of the Shareholder Reinvestment Program (“Program”). Shareholders are advised to review a fuller explanation of the Program contained in the Trust's SAI.
Common Shares are offered by the Trust through the Program. The Program allows participating shareholders to reinvest all dividends (“Dividends”) in additional Common Shares of the Trust and also allows participants to purchase additional Common Shares through optional cash investments in amounts ranging from a minimum of $100 to a maximum of $100,000 per month.
The Trust and the Distributor reserve the right to reject any purchase order. Please note that cash, traveler's checks, third-party checks, money orders, and checks drawn on non-U.S. banks (even if payment may be effected through a U.S. bank) generally will not be accepted.
Common Shares will be issued by the Trust under the Program when the Trust's Common Shares are trading at a premium to NAV. If the Trust's Common Shares are trading at a discount to NAV, Common Shares issued under the Program will be purchased on the open market. Common Shares issued under the Program directly from the Trust will be acquired at the greater of: (i) NAV at the close of business on the day preceding the relevant investment date; or (ii) the average of the daily market price of the Common Shares during the pricing period minus a discount of 5% for reinvested Dividends and 0% to 5% for optional cash investments. Common Shares issued under the Program, when shares are trading at a discount to NAV, will be purchased in the market by the Transfer Agent at market price. Shares issued by the Trust under the Program will be issued without a fee or a commission.
Shareholders may elect to participate in the Program by telephoning the Trust or submitting a completed Participation Form to the Transfer Agent, the Program administrator. The Transfer Agent will credit to each participant's account funds it receives from: (i) Dividends paid on Trust shares registered in the participant's name; and (ii) optional cash investments. The Transfer Agent will apply all Dividends and optional cash investments received to purchase Common Shares as soon as practicable beginning on the relevant investment date (as described below) and not later than six business days after the relevant investment date, except when necessary to comply with applicable provisions of the federal securities laws. For more information on the Trust's distribution policy, see “Dividends and Distributions.”
In order for participants to purchase shares through the Program in any month, the Program administrator must receive from the participant any optional cash investment by the relevant investment date. The relevant investment date will be set in advance by the Trust, upon which optional cash investments are first applied by the Transfer Agent to the purchase of Common Shares. Participants may obtain a schedule of relevant dates, including investments dates, the dates by which optional cash investment payments must be received and the dates in which shares will be paid, by calling Voya's Shareholder Services Department at 1-800-336-3436.
Participants will pay a pro rata share of brokerage commissions with respect to the Transfer Agent's open market purchases in connection with the reinvestment of Dividends or purchases made with optional cash investments.
The Program is intended for the benefit of investors in the Trust. The Trust reserves the right to exclude from participation, at any time: (i) persons or entities who attempt to circumvent the Program's standard $100,000 maximum by accumulating accounts over which they have control; or (ii) any other persons or entities as determined in the sole discretion of the Trust.
Currently, persons who are not shareholders of the Trust may not participate in the Program. The Board may elect to change this policy at a future date and permit non-shareholders to participate in the Program. Shareholders may request to receive their Dividends in cash at any time by giving the Transfer Agent written notice or by contacting Voya's Shareholder Services Department at 1-800-336-3436. Shareholders may elect to close their account at any time by giving the Transfer Agent written notice. When a participant closes their account, the participant, upon request, will receive a certificate for full Common Shares in the account. Fractional Common Shares will be held and aggregated with other fractional Common Shares being liquidated by the Transfer Agent as agent of the Program and paid for by check when actually sold.
The automatic reinvestment of Dividends does not affect the tax characterization of the Dividends (i.e., capital gains and income are realized even though cash is not received). If shares are issued pursuant to the Program's dividend reinvestment provisions or cash purchase provisions at a discount from market price, participants may have income equal to the discount.

PLAN OF DISTRIBUTION (continued)

Additional information about the Program may be obtained by contacting Voya's Shareholder Services Department at 1-800-336-3436.
Privately Negotiated Transactions
The Common Shares may also be offered pursuant to privately negotiated transactions between the Trust and the Distributor and specific investors. Generally, such investors will be sophisticated institutional investors. The terms of such privately negotiated transactions will be subject to the discretion of the management of the Trust. In determining whether to sell Common Shares pursuant to a privately negotiated transaction, the Trust will consider relevant factors including, but not limited to, the attractiveness of obtaining additional funds through the sale of Common Shares, the purchase price to apply to any such sale of Common Shares and the person seeking to purchase the Common Shares.
Common Shares issued by the Trust in connection with privately negotiated transactions will be issued at the greater of: (i) NAV per Common Share of the Trust's Common Shares; or (ii) at a discount ranging from 0% to 5% of the average of the daily market price of the Trust's Common Shares at the close of business on the two business days preceding the date upon which Common Shares are sold pursuant to the privately negotiated transaction. The discount to apply to such privately negotiated transactions will be determined by the Trust with regard to each specific transaction. The Trust will not pay any commissions with regard to privately negotiated transactions, but an investor may be subject to a front end sales load of up to 3% paid to or retained by a third party broker-dealer through which such transaction may be effected.
Use of Proceeds
It is expected that 100% of the net proceeds of Common Shares issued pursuant to the Program and privately negotiated transactions will be invested in Senior Loans and other securities consistent with the Trust's investment objective and policies within a period of three months. Pending investment in Senior Loans, all or a material portion of the proceeds will be used to pay down the Trust's outstanding borrowings under its credit facilities. See “Investment Objective and Policies - Policy on Borrowing.”
As of June 14, 2013, the Trust had $391.5 million in outstanding borrowings under one credit facility. The interest rate on the Trust's borrowings through this credit facility is LIBOR +0.95% and the maturity date of such borrowings is July 22, 2013. By paying down the Trust's borrowings, the Trust can avoid adverse impacts on yields pending investment of such proceeds in Senior Loans. As investment opportunities are subsequently identified, it is expected that the Trust will reborrow amounts previously repaid and invest such amounts in additional Senior Loans.

DESCRIPTION OF THE TRUST

The Trust is an unincorporated business trust established under the laws of the Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated December 2, 1987, as amended (“Declaration of Trust”). The Board is responsible for protecting the interests of shareholders. The Trustees are experienced executives who oversee the Trust's activities, review contractual arrangements with companies that provide services to the Trust, and review the Trust's performance.
The Declaration of Trust provides that the Trustees of the Trust may authorize separate classes of shares of beneficial interest. The Trustees have authorized an unlimited number of shares of beneficial interest, without par value, all of which were initially classified as Common Shares. The Declaration of Trust also authorizes the creation of an unlimited number of shares of beneficial interest with preference rights, including preferred shares, without par value, in one or more series, with rights as determined by the Board, by action of the Board without the approval of the shareholders. The following table shows the number of: (i) shares authorized; (ii) shares held by the Trust for its own account; and (iii) shares outstanding, for each class of authorized securities of the Trust as of June 14, 2013.
Title of Class	Number Authorized	Number Held By the Trust for its Own Account	Number Outstanding
Common Shares	unlimited	0	147,584,779.295
The Common Shares outstanding are fully paid and nonassessable by the Trust. Holders of Common Shares are entitled to share equally in dividends declared by the Board payable to holders of Common Shares and in the net assets of the Trust available for distribution to holders of Common Shares after payment of the preferential amounts payable to holders of any outstanding Preferred Shares. Neither holders of Common Shares nor holders of Preferred Shares have pre-emptive or conversion rights and Common Shares are not redeemable. Upon liquidation of the Trust, after paying or adequately providing for the payment of all liabilities of the Trust and the liquidation preference with respect to any outstanding Preferred Shares and, upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining assets of the Trust among the holders of the Common Shares. Under the rules of the NYSE applicable to listed companies, the Trust is required to hold an annual meeting of shareholders in each year. If the Trust is converted to an open-end investment company or if for any other reason Common Shares are no longer listed on the NYSE (or any other national securities exchange the rules of which require annual meetings of shareholders), the Trust does not intend to hold annual meetings of shareholders.
The Trust is responsible for paying the following expenses, among others: the fees payable to the Adviser; the fees payable to the Administrator; the fees and certain expenses of the Trust's custodian and transfer agent, including the cost of providing records to the Administrator in connection with its obligation of maintaining required records of the Trust; the charges and expenses of the Trust's legal counsel, legal counsel to the Trustees who are not “interested persons” of the Trust, as defined in the 1940 Act, and independent accountants; commissions and any issue or transfer taxes chargeable to the Trust in connection with its transactions; all taxes and corporate fees payable by the Trust to governmental agencies; the fees of any trade association of which the Trust is a member; the costs of share certificates representing Common Shares of the Trust; organizational and offering expenses of the Trust and the fees and expenses involved in registering and maintaining registration of the Trust and its Common Shares with the SEC, including the preparation and printing of the Trust's registration statement and prospectuses for such purposes; allocable communications expenses with respect to investor services, and all expenses of shareholders' and Trustees' meetings and of preparing, printing, and mailing reports, proxy statements, and prospectuses to shareholders; fees for independent loan pricing services; the cost of insurance; and litigation and indemnification expenses and extraordinary expenses not incurred in the ordinary course of the Trust's business.
Under Massachusetts law, shareholders, including holders of Preferred Shares could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification, out of Trust property, for all loss and expense of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust would be unable to meet its obligations.

DESCRIPTION OF THE TRUST (continued)

Holders of Common Shares are entitled to one vote for each share held and will vote with the holders of any outstanding Preferred Shares on each matter submitted to a vote of holders of Common Shares, except as described under “Description of the Capital Structure - Preferred Shares.”
Shareholders are entitled to one vote for each share held. The Common Shares and Preferred Shares do not have cumulative voting rights, which means that the holders of more than 50% of the shares of Common Shares and Preferred Shares voting for the election of Trustees can elect all of the Trustees standing for election by such holders and, in such event, the holders of the remaining shares of Common Shares and Preferred Shares will not be able to elect any of such Trustees.
So long as any Preferred Shares are outstanding, holders of Common Shares will not be entitled to receive any dividends of, or other distributions from, the Trust, unless at the time of such declaration: (i) all accrued dividends on preferred shares or accrued interest on borrowings has been paid; and (ii) the value of the Trust's total assets (determined after deducting the amount of such dividend or other distribution), less all liabilities and indebtedness of the Trust not represented by senior securities, is at least 300% of the aggregate amount of such securities representing indebtedness and at least 200% of the aggregate amount of securities representing indebtedness plus the aggregate liquidation value of the outstanding preferred shares (expected to equal the aggregate original purchase price of the outstanding preferred shares plus redemption premium, if any, together with any accrued and unpaid dividends thereon, whether or not earned or declared and on a cumulative basis). In addition to the requirements of the 1940 Act, the Trust is required to comply with other asset coverage requirements as a condition of the Trust obtaining a rating of the Preferred Shares from a rating agency. These requirements include an asset coverage test more stringent than under the 1940 Act.
The Trust will send unaudited reports at least semi-annually and audited financial statements annually to all of its shareholders.
The Declaration of Trust further provides that obligations of the Trust are not binding upon Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.
Conversion to Open-End Fund
The Trustees may at any time propose conversion of the Trust to an open-end management investment company depending upon their judgment as to the advisability of such action in light of circumstances then prevailing. In considering whether to submit an open-ending proposal to shareholders, the Trustees might consider, among other factors, the differences in operating expenses between open-end and closed-end funds (due to the expenses of continuously selling shares and of standing ready to effect redemptions), the potentially adverse tax consequences to non-redeeming shareholders once a fund is open-ended, and the impact of open-ending on portfolio management policies. Such a conversion would require the approval of both a majority of the Trust's outstanding Common Shares and Preferred Shares voting together as a single class and a majority of the outstanding Preferred Shares voting as a separate class on such conversion. Conversion of the Trust to an open-end investment company would require the redemption of all outstanding Preferred Shares, which would eliminate the leveraged capital structure of the Trust with respect to the Common Shares. A delay in conversion could result following shareholder approval due to the Trust's inability to redeem the Preferred Shares. Shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their next computed NAV less any redemption charge as might be in effect at the time of redemption. If the Trust is converted to an open-end management investment company, it could be required to liquidate portfolio securities to meet requests for redemption and its shares would no longer be listed on the NYSE. If the Trust were to experience significant redemptions as an open-end fund, the decrease in total assets could result in a higher expense ratio and inefficiencies in portfolio management. In this regard, the Trust could reserve the right to effect redemptions in-kind with portfolio securities, which would subject redeeming shareholders to transaction costs in liquidating those securities.
Repurchase of Common Shares
In recognition of the possibility that the Trust's Common Shares may trade at a discount to their NAV, the Trust may, from time to time, take action to attempt to reduce or eliminate a market value discount from NAV by repurchasing its Common Shares in the open market or by tendering its Common Shares at NAV. So long as any Preferred Shares

DESCRIPTION OF THE TRUST (continued)

are outstanding, the Trust may not purchase, redeem, or otherwise acquire any Common Shares unless: (i) all accumulated dividends on the Preferred Shares have been paid or set aside for payment through the date of such purchase, redemption, or other acquisition; and (ii) at the time of such purchase, redemption, or acquisition, asset coverage requirements set forth in the Declaration of Trust and the Trust's Certificate of Designation for Preferred Shares are met. Repurchases of Common Shares may result in the Trust being required to redeem Preferred Shares to satisfy asset coverage requirements.
Fundamental and Non-Fundamental Policies of the Trust
The investment objective of the Trust, certain policies of the Trust specified herein as fundamental, and the investment restrictions of the Trust described in the SAI are fundamental policies of the Trust and may not be changed without a majority vote of the shareholders of the Trust. The term majority vote means the affirmative vote of: (i) more than 50% of the outstanding shares of the Trust; or (ii) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares of the Trust are represented at the meeting in person or by proxy, whichever is less. All other policies of the Trust may be modified by resolution of the Board.

DESCRIPTION OF THE CAPITAL STRUCTURE

Common Shares
The Trust's Declaration of Trust authorizes the issuance of an unlimited number of Common Shares of beneficial interest, without par value. All Common Shares have equal rights to the payment of dividends and the distribution of assets upon liquidation. Common Shares will, when issued, be fully paid and non-assessable and will have no pre-emptive or conversion rights or rights to cumulative voting.
Whenever Preferred Shares are outstanding, holders of Common Shares will not be entitled to receive any distributions from the Trust, unless at the time of such declaration: (i) all accrued dividends on Preferred Shares or accrued interest on borrowings have been paid; and (ii) the value of the Trust's total assets (determined after deducting the amount of such dividend or other distribution), less all liabilities and indebtedness of the Trust not represented by senior securities, is at least 300% of the aggregate amount of such securities representing indebtedness and at least 200% of the aggregate amount of securities representing indebtedness plus the aggregate liquidation value of the outstanding Preferred Shares. In addition to the requirements of the 1940 Act, the Trust would be required to comply with other asset coverage requirements as a condition of the Trust obtaining a rating of the Preferred Shares from a rating agency. These requirements include asset coverage tests more stringent than under the 1940 Act. See “Description of the Capital Structure - Preferred Shares.”
Borrowings
The Trust's Declaration of Trust authorizes the Trust, without the prior approval of holders of Common Shares, to borrow money. In this connection, the Trust may issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such borrowings by mortgaging, pledging, or otherwise granting a security interest in the Trust's assets. See “Risk Factors and Special Considerations.”
Preferred Shares
The Trust's Declaration of Trust authorizes the issuance of an unlimited number of shares of a class of beneficial interest with preference rights, including Preferred Shares as may be authorized from time to time by the Trustees, in one or more series, with rights as determined by the Board, by action of the Board without the approval of the holders of Common Shares or other series of outstanding Preferred Shares. The Preferred Shares will have such preferences, voting powers, terms of redemption, if any, and special or relative rights or privileges (including conversion rights, if any) as the Board may determine and would be set forth in the Trust's Certificate of Designation establishing the terms of the Preferred Shares.
Any decision to offer Preferred Shares is subject to market conditions and to the Board and the Adviser's or Sub-Adviser's continuing belief that leveraging the Trust's capital structure through the issuance of Preferred Shares is likely to achieve the benefits to the Common Shares described in this Prospectus for long-term investors. The terms of the Preferred Shares will be determined by the Board in consultation with the Adviser or Sub-Adviser (subject to applicable law and the Trust's Declaration of Trust) if and when it authorizes a Preferred Shares offering.
Under the 1940 Act, the Trust is permitted to have outstanding, more than one series of Preferred Shares as long as no single series has priority over another series nor holders of Preferred Shares have pre-emptive rights to purchase any other Preferred Shares that might be issued.
The Preferred Shares would have complete priority over the Common Shares as to distribution of assets. In the event of any voluntary or involuntary liquidation, dissolution, or winding up of the affairs of the Trust, holders of Preferred Shares would be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid dividends thereon, whether or not earned or declared) before any distribution of assets is made to holders of Common Shares.

TAX MATTERS

The following information is meant as a general summary for U.S. shareholders. Please see the SAI for additional information. Investors should rely on their own tax adviser for advice about the particular federal, state, and local tax consequences to them of investing in the Trust.
The Trust will distribute all or substantially all of its net investment income and net realized capital gains, if any, to its shareholders each year. Although the Trust will not be taxed on amounts it distributes, most shareholders will be taxed on amounts they receive. A particular distribution generally will be taxable as either ordinary income or long-term capital gain.It generally does not matter how long a shareholder has held the Trust's Common Shares or whether the shareholder elects to receive distributions in cash or reinvest them in additional Common Shares. For example, if the Trust designates a particular distribution as a long-term capital gains distribution, it will be taxable to a shareholder at his or her long-term capital gains rate.
Dividends from the Trust are not expected to be eligible for the reduced rate of tax that may apply to certain qualifying dividends on corporate stocks. Distributions of earnings from non-qualifying dividends interest income, other types of ordinary income, and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.
Dividends declared by the Trust in October, November, or December and paid during the following January may be treated as having been received by shareholders in the year the distributions were declared.
Each shareholder will receive an annual statement summarizing the shareholder's dividend and capital gains distributions.
If a shareholder invests through a tax-deferred account such as a retirement plan, the shareholder generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules and shareholders should consult a tax adviser about investment through a tax-deferred account.
There may be tax consequences to a shareholder if the shareholder sells the Trust's Common Shares. A shareholder will generally have a capital gain or loss, which will be long-term or short-term, generally depending on how long the shareholder holds those Common Shares. If a shareholder exchanges shares, the shareholder may be treated as if he or she sold them. Shareholders are responsible for any tax liabilities generated by their own transactions.
As with all investment companies, the Trust may be required to withhold U.S. federal income tax at the current rate of 28% of all taxable distributions payable to a shareholder if the shareholder fails to provide the Trust with his or her correct taxpayer identification number or to make required certifications, or if the shareholder has been notified by the IRS that he or she is subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability.
The Internal Revenue Service requires mutual fund companies and brokers to report on Form 1099-B the cost basis on the sale or exchange of Trust shares acquired on or after January 1, 2012 (“covered shares”). If you acquire and hold shares directly through the Trust and not through a financial intermediary, the Trust will use an average cost single category methodology for tracking and reporting your cost basis on covered shares, unless you request, in writing, another cost basis reporting methodology. Information regarding the methods available for cost basis reporting are included in the SAI.
For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Trust and net gains from redemptions or other taxable dispositions of Trust shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

MORE INFORMATION ABOUT THE TRUST

Legal Matters
The validity of the Common Shares offered hereby will be passed upon for the Trust by Dechert LLP, 1900 K Street, NW, Washington, DC 20006, counsel to the Trust.
Independent Registered Public Accounting Firm
KPMG LLP serves as the independent registered public accounting firm for the Trust. The principal address of KPMG LLP is Two Financial Center, 60 South Street, Boston, Massachusetts 02111.
Registration Statement
The Trust has filed with the SEC a Registration Statement under the Securities Act of 1933, relating to the Common Shares offered hereby. For further information with respect to the Trust and its Common Shares, reference is made to such Registration Statement and the exhibits filed therein.

STATEMENT OF ADDITIONAL INFORMATION - Table of Contents

Voya Prime Rate Trust - 25,000,000 Common Shares of Beneficial Interest
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, AZ 85258-2034
1-800-336-3436
TRUST ADVISORS AND AGENTS

Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, AZ 85258
Sub-Adviser
Voya Investment Management Co. LLC
230 Park Avenue
New York, NY 10169
Administrator
Voya Funds Services, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, AZ 85258
Custodian
State Street Bank and Trust Company
801 Pennsylvania Avenue
Kansas City, MO 64105
Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, MA 02111
Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, AZ 85258
Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, DE 19809
Legal Counsel
Dechert LLP
1900 K Street, NW
Washington, DC 20006
Institutional Investors and Analysts
Call 1-800-336-3436
The Trust has not authorized any person to provide you with any information or to make any representations other than those contained in this Prospectus in connection with this offer. You should rely only on the information in this Prospectus or other information to which we have referred you. This Prospectus is not an offer to sell, or the solicitation of any offer to buy, any security other than the Common shares offered by this Prospectus; nor does it constitute an offer to sell, or a solicitation of any offer to buy, the Common shares by anyone in any jurisdiction in which such offer or solicitation is not authorized, or in which the person making such offer or solicitation is not qualified to do so, or to any person to whom it is unlawful to make such an offer or solicitation. The delivery of this Prospectus or any sale made pursuant to this Prospectus does not imply that the information contained in this Prospectus is correct as of any time after the date of this Prospectus. However, if any material change occurs while this Prospectus is required by law to be delivered, this Prospectus will be amended or supplemented.
This information may also be reviewed or obtained from the SEC. In order to review the information in person, you will need to visit the SEC's Public Reference Room in Washington, D.C. or call 202-551-8090 for information on the operation of the Public Reference Room. Otherwise, you may obtain the information for a fee, by contacting the SEC at:
U.S. Securities and Exchange Commission
Public Reference Section
100 F Street, N.E.
Washington, D.C. 20549
or at the e-mail address: publicinfo@sec.gov
Or obtain the information at no cost by visiting the SEC’s Internet website at www.sec.gov.
When contacting the SEC, you will want to refer to the Trust's SEC file number. The file number is as follows:
1940 Act File No.	811-05410
PRO-PL1F-25	(0514-050114)